  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999

                                                      Registration No. 333-10863
                                                      Registration No. 811-07785

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ___________
                                    FORM N-4

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           (Group Variable Annuity I)

                       Pre-Effective Amendment No.                       [_]

                        Post-Effective Amendment No.  5                  [X]



                                     AND/OR

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No.   14                          [X]

                                  ___________

                             LINCOLN LIFE & ANNUITY
                           VARIABLE ANNUITY ACCOUNT L
                           (Exact Name of Registrant)
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)
                         120 Madison Street, Suite 1700
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  1-800-893-7168


                          Robert O. Sheppard, Esquire
                  Lincoln Life & Annuity Company of New York
                        120 Madison Street, Suite 1700
                           Syracuse, New York 13202

                                    Copy to:

                           Kimberly J. Smith, Esquire
                        Sutherland Asbill & Brennan LLP

                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404

  It is proposed that this filing will become effective (check appropriate box)
    [_]    immediately upon filing pursuant to paragraph (b) of Rule 485

    [X]    on May 1, 1999, pursuant to paragraph (b) of Rule 485
    [_]    60 days after filing pursuant to  paragraph (a)(1) of Rule 485
    [_]    on ________________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

Variable Annuity I
Lincoln Life & Annuity Variable Annuity Account L

Group Variable Annuity Contracts

Home Office and Servicing Office:
Lincoln Life & Annuity Company of New York

120 Madison Street, Suite 1700
Syracuse, NY 13202
(800) 893-7168

This Prospectus describes group annuity contracts and individual certificates issued by Lincoln Life & Annuity Company of New York (LLANY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner pur-chases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity com-mencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue ac-tive life certificates to them. Participants choose whether account value ac-cumulates on a variable or a fixed (guaranteed) basis or both. If a partici-pant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of LLANY. If a participant puts all or some contributions into one or more of the contract's subaccounts, the par-ticipant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the perfor-mance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds in which they invest, are listed be-low. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the in-vestment objectives, policies and risks of the funds please refer to the Pro-spectuses for the funds.

Balanced Account--American Century Variable Portfolios, Inc.: VP Balanced

Growth II Account--American Century Variable Portfolios, Inc.: VP Capital Ap-preciation

Small Cap Growth Account--Baron Capital Funds Trust: Baron Capital Asset Fund Insurance Shares

Socially Responsible Account--Calvert Variable Series: Calvert Social Balanced Portfolio

Index Account--Dreyfus Stock Index Fund

Small Cap Account--Dreyfus Variable Investment Fund: Small Cap Portfolio

Growth I Account--Fidelity Variable Insurance Products Fund: Growth Portfolio Initial Class

Equity-Income Account--Fidelity Variable Insurance Products Fund: Equity-In-come Portfolio Initial Class

Asset Manager Account--Fidelity Variable Insurance Products Fund II: Asset Manager Portfolio Initial Class

Global Growth Account--Janus Aspen Series: Worldwide Growth Portfolio

Mid Cap Growth Account--Lincoln National Aggressive Growth Fund, Inc.

Social Awareness Account--Lincoln National Social Awareness Fund, Inc.

Mid Cap Value Account--Neuberger Berman Advisers Management Trust: Partners Portfolio

International Stock Account--T. Rowe Price International Series, Inc.

On or about August 6, 1999 we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with the Lincoln National Aggressive Growth Fund and (ii) closing the Socially Responsible Account and replacing the Calvert Social Balanced Portfolio with the Lincoln National Social Aware-ness Fund.

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please re-view the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representa-tion to the contrary is a criminal offense.

A Statement of Additional Information (SAI) has more information about the contracts and certificates. Its terms are made part of this Prospectus. For a free copy, write: Lincoln Life & Annuity Company of New York, TDA Client Serv-ices, P.O. Box 1337, Syracuse, NY 13201-1337, or call 1-800-893-7168, or e-
mail llanycustserv@lnc.com. The SAI and other information about LLANY and Ac-count L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 1999

Table of contents

                                            Page
------------------------------------------------
Special terms                                 2
------------------------------------------------
Expense tables                                3
------------------------------------------------
Summary                                       5
------------------------------------------------
Condensed financial information               7
------------------------------------------------
Investment results                            7
------------------------------------------------
Financial statements                          7
------------------------------------------------
Lincoln Life & Annuity Company of New York    7
------------------------------------------------
Fixed side of the contract                    8
------------------------------------------------
Variable annuity account (VAA)                8
------------------------------------------------
Investments of the VAA                        8
------------------------------------------------
Description of the funds                      9
------------------------------------------------

                                                                          Page
------------------------------------------------------------------------------
Charges and other deductions                                               11
------------------------------------------------------------------------------
The contracts                                                              12
------------------------------------------------------------------------------
Annuity payouts                                                            16
------------------------------------------------------------------------------
Federal tax matters                                                        17
------------------------------------------------------------------------------
Voting rights                                                              20
------------------------------------------------------------------------------
Distribution of the contracts                                              21
------------------------------------------------------------------------------
Return privilege                                                           21
------------------------------------------------------------------------------
State regulation                                                           21
------------------------------------------------------------------------------
Records and reports                                                        21
------------------------------------------------------------------------------
Other information                                                          21
------------------------------------------------------------------------------
Variable Annuity I Statement of Additional Information Table of Contents   22
------------------------------------------------------------------------------

Special terms

Account or variable annuity account (VAA) -- The segregated investment account, Account L, into which LLANY sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, account value in the VAA is the value of all accumulation units for a contract and ac-count value in the fixed account is the value of the fixed side of the con-tract.

Accumulation unit -- A measure used to calculate account value for the variable side of the contract.

Annuitant -- The person on whose life the annuity benefit payments made after an annuity commencement date are based.

Annuity commencement date -- The date on which Lincoln Life makes the first an-nuity payout to the annuitant.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary -- The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner -- The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a participant dies before his or her annuity commencement date.

LLANY (we, us, our) -- Lincoln Life & Annuity Company of New York.

Participant -- An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year -- A period beginning with one participation anniversary and ending the day before the next participation anniversary, except for the first participation year which begins with the participation date.

Plan -- The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trad-ing.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Contractowner transaction expenses:

  The maximum surrender charge (contingent deferred sales charge) (as a per-centage of the gross withdrawal amount): 5%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal.

Contract fee:

  Annual administration charge (per participant): $25

The annual administration charge may be paid by an employer on behalf of par-ticipants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See Charges and other deductions.

-------------------------------------------------------------------------------
Account L annual expenses for Variable Annuity I subaccounts:
(as a percentage of average account value):

Mortality and expense risk charge*  1.00%

* Before January 1, 1998, the mortality and expense risk charge was 1.20%.

Annual expenses of the funds for the year ended December 31, 1998:
(as a percentage of each fund's average net assets):

                                            Management 12b-1  Other    Net
                                            fees       fees   Expenses Expenses
-------------------------------------------------------------------------------
 1. American Century - VP Balanced/1/          0.97%   0.00%    0.00%    0.97%
-------------------------------------------------------------------------------
 2. American Century - VP Capital
  Appreciation                                 1.00    0.00     0.00     1.00
-------------------------------------------------------------------------------
 3. Baron Capital Funds Trust: Baron
  Capital Asset Fund Insurance Shares/2/       1.00    0.25     0.20     1.45
-------------------------------------------------------------------------------
 4. Calvert Social Balanced Portfolio/3/       0.70    0.00     0.18     0.88
-------------------------------------------------------------------------------
 5. Dreyfus Stock Index Fund                   0.25    0.00     0.01     0.26
-------------------------------------------------------------------------------
 6. Dreyfus VIF: Small Cap Portfolio           0.75    0.00     0.02     0.77
-------------------------------------------------------------------------------
 7. Fidelity VIP - Growth Portfolio
  Initial Class/4/                             0.59    0.00     0.09     0.68
-------------------------------------------------------------------------------
 8. Fidelity VIP - Equity-Income Portfolio
  Initial Class/4/                             0.49    0.00     0.09     0.58
-------------------------------------------------------------------------------
 9. Fidelity VIP II - Asset Manager
  Initial Class/4/                             0.54    0.00     0.10     0.64
-------------------------------------------------------------------------------
10. Janus Aspen Series: Worldwide Growth
  Portfolio/5/                                 0.65    0.00     0.07     0.72
-------------------------------------------------------------------------------
11. Lincoln National Aggressive Growth
  Fund                                         0.73    0.00     0.08     0.81
-------------------------------------------------------------------------------
12. Lincoln National Social Awareness Fund     0.34    0.00     0.04     0.38
-------------------------------------------------------------------------------
13. Neuberger Berman AMT: Partners
  Portfolio/6/                                 0.78    0.00     0.06     0.84
-------------------------------------------------------------------------------
14. T. Rowe Price International Series         1.05    0.00     0.00     1.05
-------------------------------------------------------------------------------

/1/American Century Investment Management, Inc. voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In the absence of the waiver, the average ratio of operating expenses to average net assets would have been 1.48% for the year ended December 31, 1998. The annualized fee schedule for the fund, effective November 17, 1998, is as follows: 1.50% on the first $250 million; 1.20% on the next $250 million; and 1.10% thereafter.

/2/The Adviser is contractually obligated to reduce its fee to the extent re-quired to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund. 1.35% for Fund assets over $250 million, and 1.25% for Fund assets over $500 million. Without the ex-pense limitations, total operating expenses for the Fund for the period Oc-tober 1, 1998 through December 31, 1998 would have been 7.62%.

/3/The figures above are based on expenses for fiscal year 1998, and have been restated to reflect the elimination of the performance adjustment in Social Balanced as of March 1, 1999 (pursuant to shareholder approval on February 24, 1999). The restatement includes the addition of 0.01% to the portfolio.

/4/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of cer-tain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been: VIP Equity-Income Portfolio Initial Class 0.57%, VIP Growth Portfolio Initial Class 0.66% and VIPII Asset Man-ager Portfolio Initial Class 0.63%.

/5/All expenses are stated with contractual waivers and fee reductions by Ja-nus Capital. Fee reductions for the Worldwide Growth Portfolio reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waiv-ers and fee reductions until at least the next annual renewal of the advi-sory agreement. Without these waivers, the total operating expenses for the Portfolio would have been 0.74%.

/6/Neuberger Berman Advisers Management Trust is divided into portfolios
  ("Portfolios") each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures re-ported under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Port-folio and its corresponding Series.

Examples
(expenses of the subaccounts and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                         1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------------------
 1. American Century--VP Balanced                         $75    $128    $183     $282
----------------------------------------------------------------------------------------
 2. American Century--VP Capital Appreciation              76     129     184      285
----------------------------------------------------------------------------------------
 3. Baron Capital Funds Trust: Baron Capital Asset Fund    80     141     205      328
----------------------------------------------------------------------------------------
 4. Calvert Social Balanced Portfolio                      74     125     178      273
----------------------------------------------------------------------------------------
 5. Dreyfus Stock Index Fund                               69     107     148      208
----------------------------------------------------------------------------------------
 6. Dreyfus VIF: Small Cap Portfolio                       73     122     173      262
----------------------------------------------------------------------------------------
 7. Fidelity VIP--Growth Portfolio                         73     119     169      252
----------------------------------------------------------------------------------------
 8. Fidelity VIP--Equity Income Portfolio                  72     116     164      242
----------------------------------------------------------------------------------------
 9. Fidelity VIP II--Asset Manager                         72     118     167      248
----------------------------------------------------------------------------------------
10. Janus Aspen Series: Worldwide Growth Portfolio         73     120     171      256
----------------------------------------------------------------------------------------
11. Lincoln National Aggressive Growth Fund                74     123     175      266
----------------------------------------------------------------------------------------
12. Lincoln National Social Awareness Fund                 70     111     154      221
----------------------------------------------------------------------------------------
13. Neuberger Berman AMT: Partners Portfolio               74     124     177      269
----------------------------------------------------------------------------------------
14. T. Rowe Price International Series                     76     130     187      290
----------------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                         1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------------------
 1. American Century--VP Balanced                          24      73     126     269
----------------------------------------------------------------------------------------
 2. American Century--VP Capital Appreciation              24      74     127     272
----------------------------------------------------------------------------------------
 3. Baron Capital Funds Trust: Baron Capital Asset Fund    29      88     149     316
----------------------------------------------------------------------------------------
 4. Calvert Social Balanced Portfolio                      23      71     121     260
----------------------------------------------------------------------------------------
 5. Dreyfus Stock Index Fund                               17      52      89     194
----------------------------------------------------------------------------------------
 6. Dreyfus VIF: Small Cap Portfolio                       22      67     115     248
----------------------------------------------------------------------------------------
 7. Fidelity VIP--Growth Portfolio                         21      65     111     239
----------------------------------------------------------------------------------------
 8. Fidelity VIP--Equity Income Portfolio                  20      62     106     229
----------------------------------------------------------------------------------------
 9. Fidelity VIP II--Asset Manager                         21      63     109     235
----------------------------------------------------------------------------------------
10. Janus Aspen Series: Worldwide Growth Portfolio         21      66     113     243
----------------------------------------------------------------------------------------
11. Lincoln National Aggressive Growth Fund                22      69     117     252
----------------------------------------------------------------------------------------
12. Lincoln National Social Awareness Fund                 18      55      95     207
----------------------------------------------------------------------------------------
13. Neuberger Berman AMT: Partners Portfolio               23      69     119     255
----------------------------------------------------------------------------------------
14. T. Rowe Price International Series                     25      76     130     277
----------------------------------------------------------------------------------------

We provide these examples to show the direct and indirect costs and expenses of the contract.

For more information, see Charges and other deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a repre-sentation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is a group variable annuity contract between the contractowner and LLANY. It may provide for a fixed annuity and/or a vari-able annuity. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under New York insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LLANY may conduct. See The variable annuity account.

What are the contract's investment choices? Based on instructions, the VAA ap-plies contributions to buy fund shares in one or more of the investment funds of the subaccounts: American Century Variable Portfolios, Inc.: VP Balanced; American Century Variable Portfolios, Inc.: VP Capital Appreciation; Baron Capital Funds Trust: Baron Capital Asset Fund; Calvert Variable Series: Cal-vert Social Balanced Portfolio; Dreyfus Stock Index Fund; Dreyfus Variable In-vestment Fund: Small Cap Portfolio; Fidelity Variable Insurance Products Fund:
Growth Portfolio; Fidelity Variable Insurance Products Fund: Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II: Asset Manager Portfo-lio; Janus Aspen Series: Worldwide Growth Portfolio; Lincoln National Aggres-sive Growth Fund, Inc.; Lincoln National Social Awareness Fund, Inc.; Neu-berger Berman Advisers Management Trust: Partners Portfolio; and T. Rowe Price International Series, Inc. In turn, each fund holds a portfolio of securities consistent with its investment policy. On or about August 6, 1999 we antici-pate (i) closing the Growth II Account and replacing the VP Capital Apprecia-tion with the Lincoln National Aggressive Growth Fund and (ii) closing the So-cially Responsible Account and replacing the Calvert Social Balanced Portfolio with the Lincoln National Social Awareness Fund. See The variable annuity ac-count and The funds for a description of the subaccounts.

Who invests contributions? American Century Investment Management, Inc. is the investment advisor of American Century VP Balanced and VP Capital Apprecia-tion. The investment advisor for the Calvert Social Balanced Portfolio is the Calvert Asset Management Company, Inc., Bethesda, MD. BAMCO, Inc. is advisor to the Baron fund. The investment advisor of the Dreyfus funds is The Dreyfus Corporation, New York, NY. The investment advisor of the Fidelity funds is Fi-delity Management & Research Company, Boston, MA. Janus Capital Corporation is the advisor to the Janus fund. Lincoln Investments, Inc. is the investment ad-visor of the Lincoln funds; Neuberger Berman Management Incorporated is the investment advisor to the Neuberger Berman Fund. Putnam Investments is sub-ad-visor to the Lincoln National Aggressive Growth Fund and Vantage Investment Advisers is sub-advisor to the Lincoln Social Awareness Fund. T. Rowe Price-Fleming International, Inc. is investment advisor of the T. Rowe Price Inter-national Series. See Description of the funds.

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accu-mulation units. If the participant decides to purchase retirement income pay-ments, we convert accumulation units to annuity units. Retirement income pay-ments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts.

What are the charges under the contract? If participants withdraw account val-ue, a surrender charge applies of from 0% to 5%, depending upon how many par-ticipation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and other deduc-tions.

We charge an annual administration charge of $25 per participant account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% to the daily net asset value of the VAA. See Charges and other deductions.

We may charge additional fees to establish a systematic withdrawal option. We may waive these charges in certain situations.

The funds' investment management fees, 12b-1 fees, expenses and expense limi-tations, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions by or on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See The Contracts--Contributions.

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payout options. Remember that participants in the VAA bene-fit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The benefi-ciary has options as to how any death benefit is paid. See Death benefits and annuity period.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See The fixed account and The contracts--Transfers between subaccounts on or before the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements and to the restrictions of any plan. See Sur-renders and withdrawals. The contractowner must also approve participant with-drawals under Section 401(a) plans, plans subject to Title I of ERISA. Certain charges may apply. See Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the ac-tive life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our home office and servicing office. We will refund the participant's contri-butions less withdrawals, or for the variable side of the contract if greater, the participant's account balance on the day we receive the written notice. See Return privilege.

Condensed financial information

The financial data included below should be read along with the financial statements of the VAA and the related data included in the SAI.

Accumulation unit values
(For an accumulation unit outstanding throughout the period)

                                                                1997   1998
------------------------------------------------------------
Asset Manager Account*
 . Beginning of period unit value.............................. 17.769 20.583
 . End of period unit value.................................... 20.583 23.445
 . End of period number of units (000's omitted)...............  1,420  1,535
------------------------------------------------------------
Balanced Account*
 . Beginning of period unit value.............................. 16.989 18.551
 . End of period unit value.................................... 18.551 21.263
 . End of period number of units (000's omitted)...............    439    510
------------------------------------------------------------
Equity-Income Account*
 . Beginning of period unit value.............................. 16.389 19.985
 . End of period unit value.................................... 19.985 22.087
 . End of period number of units (000's omitted)...............    889  1,176
------------------------------------------------------------
Global Growth Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value....................................        12.520
 . End of period number of units (000's omitted)...............            25
------------------------------------------------------------
Growth I Account*
 . Beginning of period unit value.............................. 24.529 28.328
 . End of period unit value.................................... 28.328 39.122
 . End of period number of units (000's omitted)...............  1,819  2,095
------------------------------------------------------------
Growth II Account*
 . Beginning of period unit value.............................. 15.617 14.063
 . End of period unit value.................................... 14.063 13.623
 . End of period number of units (000's omitted)...............    683    618
------------------------------------------------------------
Index Account*
 . Beginning of period unit value.............................. 24.091 29.827
 . End of period unit value.................................... 29.827 37.861
 . End of period number of units (000's omitted)...............    814  1,129
------------------------------------------------------------
International Stock Account*
 . Beginning of period unit value ............................. 12.108 12.504
 . End of period unit value.................................... 12.504 14.342
 . End of period number of units (000's omitted)...............    475    546
------------------------------------------------------------
Mid Cap Growth Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value....................................        12.455
 . End of period number of units (000's omitted)...............             6
------------------------------------------------------------
Mid Cap Value Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value....................................        11.861
 . End of period number of units (000's omitted)...............            10
------------------------------------------------------------

                                                                1997   1998
------------------------------------------------------------
Small Cap Account*
 . Beginning of period unit value.............................. 15.523 17.632
 . End of period unit value ................................... 17.632 16.856
 . End of period number of units (000's omitted)...............    966  1,187
------------------------------------------------------------
Small Cap Growth Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value ...................................        13.217
 . End of period number of units (000's omitted)...............            25
------------------------------------------------------------
Social Awareness Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value ...................................        12.791
 . End of period number of units (000's omitted)...............            14
------------------------------------------------------------
Socially Responsible Account*
 . Beginning of period unit value.............................. 14.528 16.873
 . End of period unit value ................................... 16.873 19.423
 . End of period number of units (000's omitted)...............     69    103
------------------------------------------------------------
Pending Allocation Account*
 . Beginning of period unit value.............................. 11.328 11.894
 . End of period unit value.................................... 11.894 12.545
 . End of period number of units (000's omitted)...............      2      3
------------------------------------------------------------

   * The Sub-Account indicated commenced operations on January 31, 1997.

  ** The Sub-Account indicated commenced operations on October 1, 1998.

Investment results

At times, the VAA may compare its investment results to various unmanaged indi-ces or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

Financial statements

The financial statements for the VAA and the statutory-basis financial state-ments of LLANY are located in the SAI. For a free copy of the SAI, complete and mail the enclosed card, or call 1-800-893-7168, or e-mail at llanycustserv@lnc.com.

Lincoln Life & Annuity Company of New York

LLANY is a life insurance company founded in New York on June 6, 1996. LLANY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Contributions allocated to the fixed account become part of LLANY's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York In-surance Department as well as the insurance laws and regulations of the juris-dictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, LLANY has not regis-tered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are subject to regulation under the 1933 Act or the 1940 Act. LLANY has been advised that the staff of the SEC has not made a review of the disclo-sures which are included in this Prospectus which relate to our general ac-count and to the fixed side of the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Pro-spectus is generally intended to serve as a disclosure document only for as-pects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regard-ing the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with in-terest beginning on the next calendar day following the date of receipt if all participant data is complete. LLANY may vary the way in which it credits in-terest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LLANY'S SOLE DISCRETION. PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

If a participant's plan permits loans, then during the participant's accumula-tion period, the participant may apply for a loan by completing a loan appli-cation that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the par-ticipant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loans and loan interest rates is in the contract, the active life cer-tificates, the annuity loan agreement and is available from us.

Variable annuity account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate ac-count under New York law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or LLANY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LLANY. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full in-vestment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by LLANY in addi-tion to the contracts described in this Prospectus. The other annuity con-tracts supported by the VAA invest in the same funds as the contracts de-scribed in this Prospectus. These other annuity contracts may have different charges that could affect the performance of the subaccount.

Investments of the VAA

The contractowner decides which of the subaccounts available under the con-tract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the con-tracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's advisor. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment re-sults of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Description of the funds
Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund is subject to certain investment policies and restrictions which may not be changed without a major-ity vote of shareholders of that fund. More detailed information can be ob-tained from the current Prospectus for the funds. There is no assurance that any of the funds will achieve its stated objective.

1. American Century Variable Portfolios, Inc.--American Century VP Balanced seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for ap-preciation and the balance in bonds and other fixed income securities. American Century Investment Management, Inc. is the investment manager of this portfolio.

2. American Century Variable Portfolios, Inc.--American Century VP Capital Ap-preciation seeks capital growth by investing primarily in common stocks that are considered by Management to have better-than-average prospects for appreciation. American Century Investment Management, Inc. is the invest-ment manager of this portfolio.

3. Baron Capital Funds Trust, Baron Capital Asset Fund seeks capital apprecia-tion through investments in securities of small sized companies with market capitalizations of $100 million to $1.5 billion, with undervalued assets or favorable growth prospects. BAMCO, Inc. serves as the Fund's investment ad-visor.

4. Calvert Variable Series-The Calvert Social Balanced Portfolio seek to achieve a competitive total return through actively managed portfolio of stock, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria. Calvert Asset Management Company, Inc. serves as the Portfolio's Investment Adviser.

5. Dreyfus Stock Index Fund is a non-diversified index fund that seeks to pro-vide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation acts as the Fund manager and Mellon Equity Associates, an af-filiate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

6. Dreyfus Variable Investment Fund--Small Cap Portfolio seeks to maximize capital appreciation investing primarily in common stocks of domestic and foreign issuers. The Small Cap Portfolio seeks out companies that have the potential for significant growth. Under normal market conditions, the Port-folio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase. The Portfolio manager seeks companies believed to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions. The Dreyfus Cor-poration serves as the Portfolio's investment adviser.

7. Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks long-term capital appreciation. The Portfolio normally purchases common stocks. Fidelity Management & Research Company ("FMR") is the manager of this portfolio.

8. Fidelity Variable Insurance Products Fund (VIP)--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500). FMR is the investment manager of this port-folio.

9. Fidelity Variable Insurance Products Fund II (VIP II)--Asset Manager Port-folio seeks high total return with reduced risk over the long term by allo-cating its assets among domestic and foreign stocks, bonds and short-term money market instruments. FMR is the investment manager of this portfolio.

10. Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by invest-ing primarily in common stocks of foreign and domestic issuers. The port-folio has flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The portfolio normally invests in issuers from at least five different countries, including the United States, but may at times invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the portfolio invest-ment advisor.

11. Lincoln National Aggressive Growth Fund, Inc. seeks to maximize capital appreciation by investing in a diversified portfolio of equity securities of small and medium-sized companies which have a dominant position within their respective industries, are undervalued or have a potential for growth in earnings. The fund invests in companies with market capitaliza-tions of between $250 million and $5 billion at the time of purchase. Lin-coln Investment is the fund's investment advisor and Putnam Investments is the fund's investment sub-advisor.

12. Lincoln National Social Awareness Fund, Inc. seeks long-term capital ap-preciation by investing primarily in a portfolio of common stock and secu-rities convertible into common stock, which adhere to certain specific so-cial criteria. Lincoln Investment Management, Inc. (Lincoln Investment) is the fund's investment adviser and Vantage Investment Advisors is the fund's investment sub-advisor.

13. Neuberger Berman Advisers Management Trust Partners Portfolio seeks capi-tal growth by investing in common stocks and other equity securities of medium to large capitalization established companies. Neuberger Berman Management Incorporated serves as the Fund's investment adviser. Neuberger Berman, LLC serves as the portfolio's investment sub-adviser.

14. T. Rowe Price International Series, Inc.--T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments pri-marily in common stocks of established, non-U.S. companies. Rowe Price-Fleming International, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of cur-rent income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are invested pending LLANY's receipt of a complete order. See The contracts.

On or about August 6, 1999 we anticipate (i) closing the Growth II Account and replacing the VP Capital Appreciation with the Lincoln National Aggressive Growth Fund and (ii) closing the Socially Responsible Account and replacing the Calvert Social Balanced Portfolio with the Lincoln National Social Aware-ness Fund.

Some advisors (or their affiliate) may pay compensation to LLANY (or an affil-iate) for administration, distribution, or other expenses. Currently these ad-visors include American Century, BAMCO, FRM, Janus and Neuberger Berman. The amount of compensation is usually based on assets of the Portfolio from con-tracts that we issue or administer, and some advisors may pay us more than others.

Sale of shares by the funds

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If a participant wants to trans-fer all or part of his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LLANY and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insur-ance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in re-demption rates or tax treatment, or other considerations, the interests of various contract owners participating in a fund could conflict. The funds' Di-rectors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the funds in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the con-tract.) We cannot substitute shares without approval by the SEC. We will also notify contractowners and participants.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We will incur certain costs and expenses for distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administra-tive services include: processing applications and enrollment forms and issuing the contracts and active life certificates, processing purchases and redemp-tions of fund shares as required, maintaining records, administering annuity payout options, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depos-iting cash receipts, providing contract confirmations, providing toll-free in-quiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under the contract will live longer than we assumed when we calculated our guaranteed rates (these rates cannot be changed); the risk that death benefits paid will exceed actual participant account balances (less outstanding loans); the risk that more participants than expected will qualify for waiver of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from contract charges which we cannot change. The amount of a charge may not necessarily correspond to the costs associated with providing the serv-ices or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribu-tion expenses actually incurred by us.

Deductions from the VAA for Variable Annuity I
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.00% (1.20% before January 1, 1998) of the daily net asset value. The charge is a mortality and expense risk charge. It is assessed during the accu-mulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life con-tingencies.

Annual administration charge
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account bal-ance on the last business day of the month in which a participant anniversary occurs. We also deduct the charge from a participant's account balance if the participant's account is totally withdrawn. The charge may be increased or de-creased.

Surrender charge
A surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period and prior to the 11th participation year, as follows:

During
Participation
Year           Surrender Charge
-------------------------------
1-6                   5%
7                     4%
8                     3%
9                     2%
10                    1%
11 and later          0%

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount with-drawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to a payout annuity option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

We will not impose a surrender charge on a withdrawal if we receive with the withdrawal request reasonable proof that (i) the participant has attained age 59 1/2; (ii) the participant has died; (iii) the participant has incurred a disability as defined under the contract; or (iv) the participant is separated from service from their employer. At the contractowner's option, the contract may waive the surrender charge if the participant is experiencing financial hardship. A contractowner may also choose to add the requirement that a partic-ipant be 55 years of age in addition to being separated from service from their employer in order for the contract to waive the surrender charge. A contractowner may also elect a contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's ac-count balance without a surrender charge. If the contractowner makes these elections, then we may adjust the interest crediting rate under the fixed ac-count of that contract.

We impose the surrender charge to compensate us for the loss we experience on our distribution costs when a participant withdraws account value before dis-tribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.5% to 4.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the Prospectuses for the funds.

Loans are subject to loan interest charges. In addition, we may impose a $30 fee to set up a systematic withdrawal option for a participant.

Additional information
The annual administration charge and surrender charge described previously may be reduced or eliminated under a particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative serv-ices than those originally contemplated in establishing the levels of those charges. Lower distribution and/or administrative expenses may be the result of economies associated with (i) the size of a particular group; (ii) an existing relationship with the contractowner or employer; (iii) the use of mass enroll-ment procedures; (iv) the performance of administrative or sales functions by the employer; or (v) the use by an employer of automated techniques in submit-ting contributions or information relating to contributions on behalf of its employees. In addition, an employer may pay the annual administration charge on behalf of participants under a contract, or by election impose this charge only on participants with account balances in the VAA.

The Contracts

Purchase of the contracts

We designed the contracts for employers and other entities to enable partici-pants and employers to accumulate funds for retirement programs meeting the re-quirements of the following Sections of the Internal Revenue Code of 1986, as amended (tax code): 401(a), 403(b), 408 and other related sections, as well as for programs offering non-qualified annuities. An employer, association or trustee in some circumstances may apply for a contract by completing an appli-cation and returning it to us. If we accept the application, the contractowner or an affiliated employer can forward contributions on behalf of employees who then become participants under the contracts. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis as se-lected from those available by the contractowner.

Contributions by participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all partici-pants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract. In the SAI see Tax Law Considera-tions for a discussion of these limits.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions un-der the contract will be in U.S. funds. If a bank or other financial institu-tion does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent trans-fers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.

Initial contributions

If we have received a completed enrollment form and all other information nec-essary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contributions without a properly complete enrollment form, we will notify the contractowner and deposit the contributions to the pending al-location account. Within two business days of receipt of a properly completed enrollment form, we will transfer the participant's account balance in the pending allocation account in accordance with the allocation percentages elected on the enrollment form. We will allocate all future contributions in accordance with these percentages until the participant notifies us of a change.

If we do not receive a properly completed enrollment form after we send three monthly notices, then we will refund the participant's account balance in the pending allocation account within 105 days of the date of the initial contribu-tion. The pending allocation account invests in Fidelity VIP--Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charges or the annual adminis-tration charge on the pending allocation account. We begin imposing these charges when we receive a properly completed enrollment form. The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accor-dance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed ac-count, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent. A participant may allocate contributions to a maximum of ten subaccounts, or to a maximum of nine subaccounts and the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the contribution is received by us if received before 4:00 p.m., New York time. If the contri-bution is received at or after 4:00 p.m., New York time, we will use the accu-mulation unit value computed on the next valuation date. The number of accumu-lation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumula-tion unit will vary depending not only upon how well the underlying fund's in-vestments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions re-ceived concurrently with the allocation change form and for all future contri-butions, unless the participant specifies a later date. Changes in the alloca-tion of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocations of employer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other dis-tribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accu-mulation units in that subaccount. Subaccount transfers will be done using ac-cumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not re-quire any minimum transfer amount, and do not limit the number of transfers.

A transfer may be made by writing to us or, if a Telephone Exchange Authoriza-tion form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the participant a Per-sonal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant or contractowner determines that a transfer was made in er-ror, the contractowner or participant must notify us within 30 days of the con-firmation date. Telephone transfers will be processed on the valuation date that they are received when they are received by us before 4:00 p.m. New York time.

When thinking about a transfer of account value, the participant should con-sider the inherent risk involved. Frequent transfers based on short-term expec-tations may increase the risk that a transfer will be made at an inopportune time.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annuity commencement date.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any out-standing loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written autho-rization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit in either the form of a lump sum settlement or an annuity payout, or as a combination of these two.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code pro-vides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distri-butions generally are not required under the tax code to begin earlier than De-cember 31st of the calendar year in which the participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions com-mence, then, for purposes of determining the date distributions to the benefi-ciary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See Federal tax matters.

If there is no living named beneficiary on file with us at the time of a par-ticipant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon re-ceipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we re-ceive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity conversion amounts are not considered withdrawals.

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See Charges and other deductions.

The tax consequences of a withdrawal are discussed later in this booklet. See Federal tax matters.

Total withdrawals. Only participants with no outstanding loans can make a to-tal withdrawal. A total withdrawal of a participant's account will occur when
(a) the participant or contractowner requests the liquidation of the partici-pant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account bal-ance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's ac-count.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eli-gible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount with-drawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including ap-plicable fees and charges, is available in the contracts and active life cer-tificates and from us.

Maximum conservation option. Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LLANY contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are sub-ject to the limitations under Section 403(b)(11) of the tax code and regula-tions thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more in-formation on these provisions see Federal tax matters.

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the par-ticipant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) Plans the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting informa-tion, if requested) and that we may rely on this representation in granting the withdrawal request. See Federal tax matters. A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer re-strictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a ten percent excise tax.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions

We pay commissions of up to 3.5% of contributions to dealers. In some instanc-es, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent sched-ule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficia-ries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, benefi-ciary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Contractowner questions

The obligations to purchasers under the contracts are those of LLANY. Ques-tions about the contract should be directed to us at 1-800-893-7168.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides op-tional forms of payouts of annuities (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified. If the contractowner does not give us instructions, we will apply the participant's account balance in the fixed account to a fixed annuity, and account balance in the VAA to a variable annuity.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LLANY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to pro-vide an annuity payout option. The contract benefits and charges for an annu-ity payout option, whether maintained in the VAA or in a variable payout divi-sion, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Under qualified plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the participant and the benefi-ciary. If the beneficiary is not the participant's spouse, the present value of payouts to be made to the participant must be more than 50% of the present value of the total payouts to be made to the participant and the beneficiary.

If an annuitant dies before the end of a guaranteed annuity period, the bene-ficiary, if any, or the annuitant's estate will receive any remaining payouts due under the annuity option in effect.

Annuity payout options
Note Carefully: Under the Single Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Single Life Annuity. Payouts are made monthly during the lifetime of the annu-itant, and the annuity terminates with the last payout preceding death.

Life Annuity With Guaranteed Periods of 10, 15 or 20 Years. Payouts are made monthly during the lifetime of the annuitant with a monthly payout guaranteed to the beneficiary for the remainder of the selected number of years, if the annuitant dies before the end of the period selected. Payouts under this annu-ity option are smaller than a single life annuity without a guaranteed payout period.

Joint Life Annuity. Payouts are made monthly during the joint lifetime of the annuitant and a designated second person.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial with-drawals during the annuity period, an annuitant or beneficiary who has se-lected this annuity option as a variable annuity may request at any time dur-ing the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total with-drawal during the accumulation period and may be subject to a surrender charge. See Charges and deductions and Federal tax matters.

Additional information
Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA.

The annuity commencement date is the date on which we make the first payout annuity payment to an annuitant. For plans subject to Section 401(a)(9)(B) of the tax code, a beneficiary must select an annuity commencement date that is not later than one year after the date of the participant's death. A partici-pant or contractowner may select an annuity commencement date for the annui-tant, which is shown in the retired life certificate. Selection of an annuity commencement date may be affected by the distribution restrictions under the tax code and the minimum distribution requirements under Section 401(a)(9) of the tax code. See Federal tax matters.

You must send us written notice of the selected annuity commencement date, the annuity payout option (including whether fixed or variable), and the annuity conversion amount to be converted on behalf of a participant or beneficiary, at least 30 days before the selected annuity commencement date. If proceeds become available to a benefi-ciary in a lump sum, the beneficiary may choose any annuity payout option.

The annuity conversion amount is either the participant's account balance or a portion thereof, or the death benefit plus interest, as of the annuity payout calculation date. For a fixed annuity, the annuity commencement date is usually one month after the annuity payout calculation date; subsequent annuity payouts are at one-month intervals from the annuity commencement date. For a variable annuity, the annuity commencement date is ten business days after the initial annuity payout calculation date; subsequent monthly payouts have annuity payout calculation dates which are ten business days prior.

Annuity payout calculation
Fixed annuity payout are determined by dividing the participant's annuity con-version amount in the fixed account as of the initial annuity payout calcula-tion date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1. The participant's annuity conversion amount in the VAA as of the initial an-nuity payout calculation date;

2. The annuity conversion factor in the contract;

3. The annuity payout option selected; and

4. The investment performance of the funds selected.

To determine the amount of annuity payout, we make this calculation:

1. Determine the dollar amount of the first payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, an-nuity payouts will decrease. There is a more complete explanation of this cal-culation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences or state or local tax conse-quences, associated with the contract. As a result, contractowner and partici-pant should always consult a tax adviser about the application of tax rules to their individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value the contractowner or participant receives a contract distribution. Howev-er, for this general rule to apply, certain requirement must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . The right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual), the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Exam-ples of contracts where the owner pays current tax on the contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule ex-ist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employ-ees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal Income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately di-versified. If the VAA fails to comply with these diversification standards, participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits contractowner's and participant's right to choose particular investments for the contract. Because the IRS has not issued guid-ance specifying those limits, the limits are uncertain and your right to allo-cate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that annuity con-tract provide for amortization, through annuity payouts, of the contract's con-tributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, contractowner and/or participant would be cur-rently taxable on the excess of the contract value over the contributions of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in the contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent your contract value exceeds your contributions in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount you receive exceeds contributions. In certain circumstances, contributions are reduced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of contributions in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the contribution in the contract, contractowner and/or participant will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been re-ceived, the amount not received generally will be deductible.

Taxation of death benefits

We may distribute amounts from the contract because of the death of a partici-pant. The tax treatment of these amounts depends on whether participant or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date

  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the contributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in income.
  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase not pre-viously received.

Penalty taxes payable on withdrawals, surrenders or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from the contract which contractowner and/or participant must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These ex-ceptions include withdrawals, surrenders or annuity payouts that:

 . participant receives on or after they reach age 59 1/2,

 . participant receives because they became disabled (as defined in the tax law),

 . A beneficiary receives on or after participant's death, or

 . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, we must combine some or all of the nonqualified an-nuity contracts participant owns in order to determine the amount of an annu-ity payout, a surrender or a withdrawal that participant must include in in-come. For example, if contractowner and/or participant purchase two or more deferred annuity contracts from the same life insurance company (or its affil-iates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that participant must include in income and the amount that might be subject to the penalty tax de-scribed above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount re-ceived as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If contractowner and/or participant transfer ownership of the contract to a person other than participant's spouse (or to participant's former spouse in-cident to divorce), and receive a payment less than the contract's value, par-ticipant will pay tax on their contract value to the extent that it exceeds contractowner's and/or participant's contributions not previously received. The new owner's contributions in the contract would then be increased to re-flect the amount included in the contractowner's and/or participant's income.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if contractowner and/or participant pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or entities that will benefit from someone else's own-ership of a contract, should consult a tax advisor.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts". We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified employee pension and profit sharing plans ("401(a)") and qualified annuity plans ("403(a) plans")

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan partici-pant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain mini-mum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan dura-tion, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will in-clude contributions that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for contributions. There are ex-ceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a mini-mum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qual-ified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary de-pending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the participant reaches age 59 1/2,

 . received on or after the participant's death or because of the participant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the partic-ipant's life or (life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific re-quirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qual-ified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, participant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should al-ways be consulted before you move or attempt to move funds between any quali-fied plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount unless participant elects to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the participant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.



Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or be-fore the time of distribution that tax is not to be withheld. In certain cir-cumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of LLANY

Under existing Federal income tax laws, LLANY does not pay tax on investment income and realized gains of the VAA. LLANY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpreta-tions existing on the date of this Prospectus. However, Congress, the IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will done according to the instructions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if pres-ent interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be deter-mined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be ap-plied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and vot-ing instruction forms for all participants who have voting rights under the contract. Since the funds engage in shared funding, other persons or entities besides LLANY may vote fund shares. See Sale of fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the con-tracts. The contracts will be sold by properly licensed registered representa-tives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a bro-ker-dealer and is a member of the National Association of Securities Dealers
(NASD). LLANY will offer contracts in New York.

Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) af-ter the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Commissioner of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is con-ducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, to provide accounting services to the VAA. The accounting services for Lincoln Life are in turn provided by Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, through Lincoln Life's Service Agreement with Delaware. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first con-tract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deacti-vation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

Delay in payments. We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared in-terest rate to a participant's account in the fixed account. Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


Preparing for Year 2000

Many existing computer programs use only two digits in the date field to iden-tify the year. If left uncorrected these programs, which were designed and de-veloped without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such prob-lems as contributions collection and deposit errors; claim payment difficul-ties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations of LLANY and of Lincoln Life and Delaware Service Company Inc. (Delaware), affiliates of LLANY and providers of the accounting and valuation services for the VAA.

However, both provider companies (Lincoln Life and Delaware) are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC. LLANY also has a dedicated Year 2000 team and is coordi-nating its activities with those of Lincoln Life, Delaware and LNC.

In light of the potential problems discussed above, LLANY, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-pri-ority Information Technology (IT) systems which service the VAA. Delaware is responsible for updating all its high-priority IT systems to support these vi-tal services. The Year 2000 effort, for both IT and non-IT systems, is orga-nized into four phases:

 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

 . assessment and high-level planning and strategy

 . remediation of affected systems and equipment; and

 . testing to verify Year 2000 readiness.

All three companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. All three companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security sys-tems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty in-clude (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-com-pliance by third parties whose systems and operations impact LLANY. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of LLANY, Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. LLANY, Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

LLANY, Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by any of the three companies that there will not be significant computer problems after De-cember 31, 1999.

Legal Proceedings

LLANY may be involved in various pending or threatened legal proceedings aris-ing from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business.

Variable Annuity I

Statement of Additional Information

Table of Contents

                                            Page
------------------------------------------------
Definitions                                   2
------------------------------------------------
Determination of variable annuity payments    2
------------------------------------------------
Performance calculations                      3
------------------------------------------------
Tax law considerations                        8
------------------------------------------------
Distribution of contracts                    10
------------------------------------------------
Independent auditors                         10
------------------------------------------------
Advertising and Sales Literature             10
------------------------------------------------
Financial statements                         12

                              VARIABLE ANNUITY I

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 1999

                            GROUP ANNUITY CONTRACTS
                      FUNDED THROUGH THE SUB-ACCOUNTS OF
                            LINCOLN LIFE & ANNUITY
                          VARIABLE ANNUITY ACCOUNT L
                                      OF
                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   2
Determination of Variable Annuity Payments.................................   2
Performance Calculations...................................................   3
Tax Law Considerations.....................................................   8
Distribution of Contracts..................................................  10
Independent Auditors.......................................................  10
Advertising and Sales Literature...........................................  10
Financial Statements.......................................................  12

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1999.

A copy of the prospectus to which this SAI relates is available at no charge by writing to: Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, New York 13201-1337, calling LLANY at 1-800-893-7168, or e-mailing llanycustserv@lnc.com.



NY90021

                                  DEFINITIONS

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten (10) Business Days prior to the first day of a calendar month.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.

                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience. The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date ("APCD") by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial APCD; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent APCDs.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

    Dividing the Accumulation Unit Value for the Sub-Account as of subsequent APCD by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

    Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

    Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               Illustration of Calculation of Annuity Unit Value

1.Annuity Unit Value as of immediately preceding Annuity Payment
    Calculation Date.................................................  $11.0000
2.Accumulation Unit Value as of Annuity Payment Calculation Date.....  $20.0000
3.Accumulation Unit Value as of immediately preceding Annuity Payment
    Calculation Date.................................................  $19.0000
4.Interest Rate......................................................     6.00%
5.Interest Rate Factor (30 days).....................................    1.0048
6.Annuity Unit Value as of Annuity Payment Calculation Date =
    1 times 2 divided by 3 divided by 5..............................  $11.5236

                       Illustration of Annuity Payments

1.Annuity Conversion Amount as of Participant's initial Annuity
    Payment Calculation Date.......................................  $100,000.00
2.Assumed Annuity Conversion Factor per $1 of Monthly Income for an
    individual age 65 selecting a Single Life Annuity with Assumed
    Interest Rate of 6%............................................      $138.63
3.Participant's initial Annuity Payment = 1 divided by 2...........      $721.34
4.Assumed Annuity Unit Value as of Participant's initial Annuity
    Payment Calculation Date.......................................     $11.5236
5.Number of Annuity Units = 3 divided by 4.........................      62.5968
6.Assumed Annuity Unit Value as of Participant's second Annuity
    Payment Calculation Date.......................................     $11.9000
7.Participant's second Annuity Payment = 5 times 6.................      $744.90

                           PERFORMANCE CALCULATIONS

Standard Total Return Calculation

The Variable Annuity Account may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any CDSC and all other charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity I of LLANY and under corresponding accounts of First UNUM Life Insurance Company, pending assumption reinsurance by LLANY of Variable Annuity I contracts issued through such corresponding accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

  T = (ERV/C) 1/n--1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

For Sub-Account average annual total return information calculated according to the formula prescribed by the SEC, see "Sub-Account Performance."

Non-Standardized Calculation of Total Return Performance

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. Such non-standard performance information may be based on the historical performance of a Fund and adjusted to reflect some or all of the fees and charges imposed under a Contract.

The Variable Annuity Account may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include any CDSC. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation assumes either (i) investment in the Contract continues beyond the Accumulation Period and/or (ii) one or more of the conditions for Total or Partial Withdrawal without incurring a CDSC are met. The Variable Annuity Account may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include either the CDSC or the Annual Administration Charge. The total return percentage under both of these non-standardized methods will be higher than that resulting from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used. This method of calculating performance does not take into account CDSC, the Annual Administration Charge or premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the Variable Annuity Account may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Variable Annuity Account for the specified period.

For information regarding the historical performance of the Funds adjusted for the fees and charges imposed under a Contract, see "Historical Fund Performance Adjusted for Variable Annuity Account and Contract Fees and Charges."

Performance Information

The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1998. This information does not indicate or represent future performance.

Total Return

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and Participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

Sub-Account Performance

Table A below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable Fund and withdrawal of the investment on 12/31/98. The rates thus reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. Table A shows Sub-Account average annual total return information calculated according to the formula prescribed by the SEC. This information does not indicate or represent future performance.

TABLE A -- SUB-ACCOUNT STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                            SUB-               LIFE OF
                           ACCOUNT   1 YEAR  SUB-ACCOUNT
                          INCEPTION  ENDING    ENDING
                            DATE    12/31/98  12/31/98
                          --------- -------- -----------
Balanced Account          01/31/97    8.63%      9.38%
(American Century VP
 Balanced)
Growth II Account         01/31/97   -8.20%     -9.41%
(American Century VP
 Capital Appreciation)
Small Cap Growth Account  10/01/98     N/A        N/A
(Baron Capital Asset
 Fund)
Socially Responsible
 Account                  01/31/97    9.32%     13.22%
(Calvert Social Balanced
 Portfolio)
Index Account             01/31/97   20.31%     23.20%
(Dreyfus Stock Index
 Fund)
Small Cap Account         01/31/97   -9.22%      1.57%
(Dreyfus VIF Small Cap
 Portfolio)
Growth I Account          01/31/97   30.89%     24.15%
(Fidelity VIP Growth
 Portfolio)
Equity-Income Account     01/31/97    4.95%     13.70%
(Fidelity VIP Equity
 Income Portfolio)
Asset Manager Account     01/31/97    7.95%     12.44%
(Fidelity VIP II--Asset
 Manager)
Global Growth Account     10/01/98     N/A        N/A
(Janus Aspen Series:
 Worldwide Growth
 Portfolio)
Mid Cap Growth Account    10/01/98     N/A        N/A
(Lincoln National
 Aggressive Growth Fund)
Social Awareness Account  10/01/98     N/A        N/A
(Lincoln National Social
 Awareness Fund)
Mid Cap Value Account     10/01/98     N/A        N/A
(Neuberger Berman AMT:
 Partners Portfolio)
International Stock
 Account                  01/31/97    8.93%      6.28%
(T. Rowe Price
 International Series)

Historical Fund Performance Adjusted for Variable Annuity Account and Contract Fees and Charges

Performance information for the periods prior to the date the Sub-Accounts commenced operations will be calculated based on the performance of the Funds and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the Contract charges that were in effect during the time periods shown. This performance information is referred to as "adjusted" performance information. This information does not indicate or represent future performance.

Table B below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/98. The rates reflect the mortality and expense risk charge but do not reflect withdrawal charge or deductions of the pro rata portion of the annual administration charges because certain contracts, and participants are not assessed such a charge.

TABLE B -- SUB-ACCOUNT ADJUSTED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/98 12/31/98 12/31/98 12/31/98 12/31/98
                          --------- -------- -------- -------- -------- --------
Balanced Account          05/01/91   14.62%   13.28%   11.58%    N/A     10.33%
(American Century VP
 Balanced)
Growth II Account         11/20/87   -3.13%   -4.38%    2.03%    7.40%    6.95%
(American Century VP
 Capital Appreciation)
Small Cap Growth Account  10/01/98    N/A      N/A      N/A      N/A      N/A
(Baron Capital Asset
 Fund)
Socially Responsible
 Account                  09/02/86   15.12%   14.97%   13.25%   11.54%   10.29%
(Calvert Social Balanced
 Portfolio)
Index Account             09/29/89   26.94%   26.38%   22.15%    N/A     15.70%
(Dreyfus Stock Index
 Fund)
Small Cap Account         08/31/90   -4.40%    8.30%   11.57%    N/A     35.62%
(Dreyfus Small Cap
 Portfolio)
Growth I Account          10/09/86   38.10%   24.06%   20.33%   18.00%   15.96%
(Fidelity VIP Growth
 Portfolio)
Equity-Income Account     10/09/86   10.52%   16.45%   17.40%   14.26%   13.05%
(Fidelity VIP Equity
 Income Portfolio)
Asset Manager Account     09/06/89   13.91%   15.41%   10.51%    N/A     11.60%
(Fidelity VIP II--Asset
 Manager)
Global Growth Account     09/13/93   27.64%   25.40%   20.11%    N/A     22.78%
(Janus Aspen Series:
 Worldwide Growth
 Portfolio)
Mid Cap Growth Account    02/03/94   -7.13%    9.36%    N/A      N/A      8.78%
(Lincoln National
 Aggressive Growth Fund)
Social Awareness Account  05/02/88   18.69%   27.20%   23.59%   18.67%   17.84%
(Lincoln National Social
 Awareness Fund)
Mid Cap Value Account     03/22/94    3.17%   19.80%    N/A      N/A     18.51%
(Neuberger Berman AMT:
 Partners Portfolio)
International Stock
 Account                  03/31/94   14.70%    9.80%    N/A      N/A      8.39%
(T. Rowe Price
 International Series)

Table C below shows total return information on a calendar year basis. The rates of return shown reflect the mortality and expense risk charge but do not reflect a withdrawal charge or deduction of the pro rata portion of the Annual Administration Charge because certain Contracts and Participants are not assessed such a charge.

TABLE C -- SUB-ACCOUNT ADJUSTED CALENDAR YEAR ANNUAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE*

                          1989   1990   1991  1992  1993  1994  1995  1996  1997  1998
                          ----- ------ ------ ----- ----- ----- ----- ----- ----- -----
Balanced Account            n/a    n/a    n/a -7.17  6.38 -0.58 19.68 10.81 14.42 14.62
Growth II Account         27.17  -2.40  40.18 -2.52  8.99 -2.34 29.55 -5.43 -4.42 -3.13
Small Cap Growth Account    n/a    n/a    n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a
Socially Responsible
 Account                  19.53   2.94  15.02  6.33  6.72 -4.39 28.24 11.28 18.64 15.12
Index Account               n/a  -4.69  28.29  5.82  8.02 -0.32 35.16 21.09 31.36 26.94
Small Cap Account           n/a    n/a 156.65 69.25 66.31  6.47 27.85 15.22 15.35 -4.40
Growth I Account          29.95 -12.78  43.78  8.00 17.94 -1.21 33.75 13.35 22.00 38.10
Equity-Income Account     15.95 -16.29  29.88 15.50 16.89  5.80 33.49 12.92 26.57 10.52
Asset Manager Account       n/a   5.45  21.11 10.53 19.60 -7.20 15.57 13.24 19.20 13.91
Global Growth Account       n/a    n/a    n/a   n/a   n/a   n/a   n/a   n/a   n/a 27.64
Mid Cap Growth Account      n/a    n/a    n/a   n/a   n/a   n/a   n/a   n/a   n/a -7.13
Social Awareness Account    n/a    n/a    n/a   n/a   n/a   n/a   n/a   n/a   n/a 18.69
Mid Cap Value Account       n/a    n/a    n/a   n/a   n/a   n/a   n/a   n/a   n/a  3.17
International Stock
 Account                    n/a    n/a    n/a   n/a   n/a   n/a  9.86 13.34  1.86 14.70






*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund was in existence. The returns assume that the money will be left on account until retirement and thus no CDSC will be deducted. Returns are provided for years before the fund was an available investment option under the Contract. Returns for those periods reflect a hypothetical return as if those funds were available under the Contract, and reflect the deduction of the mortality and expense risk charge. The returns do not reflect deductions for the pro rata portion of the Annual Administration Charge or the CDSC.

SEC regulations require that any product performance data be accompanied by standardized performance data.

                            TAX LAW CONSIDERATIONS

Retirement Programs:

Participants are urged to discuss the income tax considerations of their retirement plan with their tax advisors. In many situations special rules may apply to the plans and/or to the participants. See the Prospectus for a more complete discussion of tax considerations and for limitations on the following discussion.

Contributions to retirement programs subject to Sections 401(a), 403(b), 408 may be excludable from a Participant's reportable gross income if the Contributions do not exceed the limitations imposed under the Code. Certain plans allow employees to make Elective Salary Deferral Contributions. Certain Plans allow Employers to make Contributions. The information below is a brief summary of some the important federal tax considerations that apply to retirement plans. When there is a written Plan, often the Contribution limits, withdrawal rights and other provisions of the Plan may be more restrictive than those allowed by the Code.

                    Elective Salary Deferral Contributions:

For calendar years 1998 and 1999 the maximum elective salary deferral contributions to a 401(k) Plan which is a type of 401(a) Plan is limited to $10,000; for a 403(b) plan the limit is $10,000 unless the employee is qualified employee.

                Total Salary Deferral & Employer Contributions:

QUALIFIED RETIREMENT PLAN-- 401(a) PLAN

The Code limits the Contributions to a defined contribution 401(a) plan to the lesser of $30,000 or 25% of compensation.

TAX SHELTERED ANNUITY PLAN--403(b) PLAN

Total contributions which include both salary deferral contributions and employer contributions are also limited.

The combined limit is:

(a) the amount determined by multiplying 20 percent of the employee's includable compensation by the number of years of service, over

(b) the aggregate of the amount contributed by the employer for annuity contracts and excludable from the gross income of the employee for the prior taxable year.

Therefore, if the maximum exclusion allowance is less than $10,000 a year, the employee's elective deferrals plus any other employer Contributions cannot exceed this lesser amount.

Section 415 of the Code imposes limitations with respect to annual contributions to all Section 403(b) programs, qualified plans and simplified employee pensions maintained by the Employer. A Participant's annual contributions to these programs and defined contribution plans generally cannot exceed the lesser of $30,000 or 25 percent of the employee's compensation. This amount is subject to the maximum exclusion allowance and the salary deferral amount limitations.

INDIVIDUAL RETIREMENT ACCOUNT--IRA OR 408 PLAN

For IRAs, the maximum deductible contribution is the lesser of $2,000 or 100% of taxable income. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse.

Transfers and Rollovers:

Participants who receive distributions from their 401(a) or 403(b) contract may transfer the amount not representing employee contributions to an Individual Retirement Account or Annuity (IRA) or another Section 401(a) or 403(b)
program without including that amount in gross income for the taxable year in which paid. Note 401(a) distributions may not be transferred to a 403(b) plan or vice versa. If the amount is paid directly to an acceptable rollover account, LLANY is not required to withhold any amount. In order for the distribution to qualify for rollover, the distribution must be made on account of the employee's death, after the employee attains age 59 1/2, on account of the employee's separation from service, or after the employee has become disabled. The distribution cannot be part of a series of substantially equal payments made over the life expectancy of the employee or the joint life expectancies of the employee and his or her spouse or made for a specified period of 10 years or more. The rollover must be made within sixty days of the distribution to avoid taxation.

Pursuant to Revenue Ruling 90-24, a Participant, to the extent permitted by any applicable Contract or Plan, may transfer funds between Section 403(b) investment vehicles, including both Section 403(b)(1) annuity contracts and
Section 403(b)(7) custodial accounts. Any amount transferred must continue to be subject to withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. LLANY considers any total or partial transfer from a LLANY investment vehicle to a non-LLANY investment vehicle to be a withdrawal.

Once every twelve months a participant in an IRA may roll the money from one IRA to another IRA.

If the rollover amount is paid directly to the Participant, the amount distributed may be subject to a 20% federal tax withholding.

Excise Tax on Early Distributions:

Section 72(t) of the Code provides that any distribution made to a Participant in a 401(a), 403(b) or 408 plan other than on account of the following events will be subject to a 10 percent excise tax on the taxable amount distributed:

a) the employee has attained age 59 1/2;

b) the employee has died;

c) the employee is disabled;

d) the employee is 55 and has separated from service (Does not apply to IRAs).

Distributions which are received as a life annuity where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medical care may also not be subject to an excise tax. Distributions from 408 Plans may qualify for additional exceptions.

Minimum Distribution Rules:

 The value in a contract under Sections 401(a), 403(b) and 408 Plans are subject to the distribution rules provided in Section 401(a)(9) of the Code. Generally, that section requires that an employee must begin receiving distributions of his post-1986 balance by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2. Such distributions must not exceed the life expectancy of the employee or the life expectancy of such employee and the designated beneficiary (as defined under the plan). For 403(b) and 401(a) Plans, an employee must begin receiving distributions by April 1 of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires (other than a more-than-5% owner).

Additionally, distribution of an employee's entire account balance (including pre-1987 funds) must satisfy the minimum distribution incidental benefit requirement. In general, this requires that death and other non-retirement benefits payable under the above plans be incidental to the primary purpose of the program which is to provide deferred compensation to the employee. A payee is subject to a penalty for failing to receive the required minimum annual distribution. Section 4974(a) of the Code provides that a payee will be subject to a penalty equal to 50 percent of the amount by which the required minimum distribution exceeds the actual amount distributed during the taxable year.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS

Lincoln Financial Advisors Corporation ("LFA"), an indirect subsidiary of Lincoln National Corporation, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LFA is the Variable Investment Division's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts.

                             INDEPENDENT AUDITORS

The financial statements of the Variable Annuity Account and the statutory-basis financial statements of LLANY appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                     ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, LLANY may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Duff & Phelps insurance company claims paying ability (CPA) service provides purchasers of insurance company policies and contracts with analytical and statistical information on the solvency and liquidity of major U.S. licensed insurance companies, both mutual and stock.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1,000 companies across 20 different countries.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

Vards (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index--This index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA)--Price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3000 of the largest US companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3000 of the largest US companies.

Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity.

Lehman Brothers Government/Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, noncovertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing US domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

Internet--As an electronic communications network may be used to provide information regarding LLANY performance of the subaccounts and advertisement literature.

In its advertisements and other sales literature for the VAA and the eligible funds, LLANY intends to illustrate the advantages of the contracts in a number of ways:

Compound interest illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the variable account over the fixed side; and the compounding effect when a client makes regular contributions to his or her account.

Dollar-cost averaging illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

LLANY's customers. Sales literature for the VAA and the funds and series may refer to the number of employers and the number of individual annuity clients which LLANY serves. As of the date of this SAI, LLANY was serving over 400 employers and more than 145,000 individuals.

LLANY assets, size. LLANY may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 1998 LLANY had statutory admitted assets of over $2 billion.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commmentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.

                             FINANCIAL STATEMENTS

Financial statements of the VAA and the statutory-basis financial statements of LLANY appear on the following pages.

Lincoln Life & Annuity Variable Annuity Account L

Statement of assets and liability

December 31, 1998

                                                              American
                                                              Century      American
                                      Dreyfus     Dreyfus     VP Capital   Century     VIPF
                                      Stock Index Small Cap   Appreciation VP Balanced Growth
                         Combined     Fund        Portfolio   Portfolio    Portfolio   Portfolio
--------------------------------------------------------------------------------------------------
Assets
 . Investments at
   Market--Affiliated
   (Cost $240,580)       $    262,558 $       --  $       --   $      --   $       --  $       --
------------------------
 . Investments at
   Market--Unaffiliated
   (Cost $200,661,468)    236,599,223  42,759,554  20,002,893   8,418,234   10,849,165  81,975,161
------------------------ ------------ ----------- -----------  ----------  ----------- -----------
Total Assets              236,861,781  42,759,554  20,002,893   8,418,234   10,849,165  81,975,161
------------------------
Liability--Payable to
 Lincoln Life & Annuity
 Company of New York            6,448       1,173         532         224          297       2,235
------------------------ ------------ ----------- -----------  ----------  ----------- -----------
Net Assets               $236,855,333 $42,758,381 $20,002,361  $8,418,010  $10,848,868 $81,972,926
------------------------ ============ =========== ===========  ==========  =========== ===========
Percent of net assets         100.00%      18.05%       8.44%       3.55%        4.58%      34.61%
------------------------ ============ =========== ===========  ==========  =========== ===========
Net assets are
 represented by:
 . Units in accumulation
   period                               1,129,355   1,186,654     617,921      510,233   2,095,310
------------------------
 . Unit value                         $    37.861 $    16.856  $   13.623  $    21.263 $    39.122
------------------------              ----------- -----------  ----------  ----------- -----------
Net Assets                            $42,758,381 $20,002,361  $8,418,010  $10,848,868 $81,972,926
------------------------              =========== ===========  ==========  =========== ===========




See accompanying notes.

                                                                                            Lincoln   Lincoln
               VIPF II     Calvert                  VIPF               Baron    Janus Aspen National  National
 VIPF          Asset       Social     T. Rowe Price Money     AMT      Capital  Series      Social    Aggressive
 Equity-Income Manager     Balanced   International Market    Partners Asset    WorldWide   Awareness Growth
 Portfolio     Portfolio   Portfolio  Series        Portfolio Fund     Fund     Fund        Fund      Fund
--------------------------------------------------------------------------------------------------------------------
  $       --   $       --  $      --   $      --     $   --   $    --  $    --   $    --    $182,447   $80,111
   25,977,477   35,986,933  2,006,613   7,828,592     38,231   114,057  334,936   307,377        --        --
  -----------  ----------- ----------  ----------    -------  -------- --------  --------   --------   -------
   25,977,477   35,986,933  2,006,613   7,828,592     38,231   114,057  334,936   307,377    182,447    80,111
          709          981         55         214        --          3        9         9          5         2
  -----------  ----------- ----------  ----------    -------  -------- --------  --------   --------   -------
  $25,976,768  $35,985,952 $2,006,558  $7,828,378    $38,231  $114,054 $334,927  $307,368   $182,442   $80,109
  ===========  =========== ==========  ==========    =======  ======== ========  ========   ========   =======
       10.97%       15.19%      0.85%       3.31%      0.02%     0.05%     .14%     0.13%      0.08%     0.03%
  ===========  =========== ==========  ==========    =======  ======== ========  ========   ========   =======
    1,176,098    1,534,908    103,307     545,835      3,048     9,616   25,341    24,550     14,264     6,432
  $    22.087  $    23.445 $   19.423  $   14.342    $12.545  $ 11.861 $ 13.217  $ 12.520   $ 12.791   $12.454
  -----------  ----------- ----------  ----------    -------  -------- --------  --------   --------   -------
  $25,976,768  $35,985,952 $2,006,558  $7,828,378    $38,231  $114,054 $334,927  $307,368   $182,442   $80,109
  ===========  =========== ==========  ==========    =======  ======== ========  ========   ========   =======

Lincoln Life & Annuity Variable Annuity Account L

Statement of operations

Year Ended December 31, 1998

                                                                American
                                                                Century VP   American
                                       Dreyfus      Dreyfus     Capital      Century VP  VIPF
                                       Stock Index  Small Cap   Appreciation Balanced    Growth
                          Combined     Fund         Portfolio   Portfolio    Portfolio   Portfolio
---------------------------------------------------------------------------------------------------------
Net Investment Income
 (Loss):
 . Dividends from
   investment income      $ 2,232,104  $  486,353   $      488   $      --   $  152,747  $   266,461
------------------------
 . Dividends from net
   realized gains on
   investments             12,644,458      59,350      368,795      455,706     947,169    6,970,059
------------------------
 . Mortality and expense
   guarantees              (1,980,729)   (338,695)    (186,414)     (84,489)    (94,536)    (640,515)
------------------------  -----------  ----------   ----------   ----------  ----------  -----------  ---
Net investment income
 (loss)                    12,895,833     207,008      182,869      371,217   1,005,380    6,596,005
------------------------
Net Realized and
 Unrealized Gain (Loss)
 on Investments:
 . Net realized gain
   (loss) on investments      356,404     350,089      (51,346)    (390,660)      8,742      279,881
------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments             23,679,166   7,387,011   (1,060,607)    (223,168)    250,001   14,528,043
------------------------  -----------  ----------   ----------   ----------  ----------  -----------  ---
Net realized and
 unrealized gain (loss)
 on investments            24,035,570   7,737,100   (1,111,953)    (613,828)    258,743   14,807,924
------------------------  -----------  ----------   ----------   ----------  ----------  -----------  ---
Net increase (decrease)
 in net assets resulting
 from operations          $36,931,403  $7,944,108   $ (929,084)  $ (242,611) $1,264,123  $21,403,929
------------------------  ===========  ==========   ==========   ==========  ==========  ===========  ===


See accompanying notes.

                                                                             Janus     Lincoln   Lincoln
VIPF        VIPF II     Calvert                  VIPF               Baron    Aspen     National  National
Equity-     Asset       Social     T. Rowe Price Money     AMT      Capital  Series    Social    Aggressive
Income      Manager     Balanced   International Market    Partners Asset    WorldWide Awareness Growth
Portfolio   Portfolio   Portfolio  Series        Portfolio Fund     Fund     Fund      Fund      Fund
-----------------------------------------------------------------------------------------------------------
$  258,818  $  930,189  $ 44,608     $ 89,769     $1,835    $  --   $   --    $   419   $   417      $--
   921,087   2,790,566   100,043       31,683        --        --       --        --        --        --
  (227,290)   (321,959)  (16,297)     (69,580)       --       (117)    (272)     (262)     (194)     (109)
----------  ----------  --------     --------     ------    ------  -------   -------   -------    ------
   952,615   3,398,796   128,354       51,872      1,835      (117)    (272)      157       223      (109)
    88,474       4,036    26,823       39,225        --        391    2,070        39       789    (2,149)
 1,005,317     833,429    74,980      810,790        --      4,250   23,118    24,024    15,551     6,427
----------  ----------  --------     --------     ------    ------  -------   -------   -------    ------
 1,093,791     837,465   101,803      850,015        --      4,641   25,188    24,063    16,340     4,278
----------  ----------  --------     --------     ------    ------  -------   -------   -------    ------
$2,046,406  $4,236,261  $230,157     $901,887     $1,835    $4,524  $24,916   $24,220   $16,563    $4,169
==========  ==========  ========     ========     ======    ======  =======   =======   =======    ======

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 1997 and 1998

                                                                  American
                                                                  Century       American
                                        Dreyfus      Dreyfus      VP Capital    Century
                                        Stock Index  Small Cap    Appreciation  VP Balanced  VIPF Growth
                          Combined      Fund         Portfolio    Portfolio     Portfolio    Portfolio
----------------------------------------------------------------------------------------------------------
Net assets at January 1,
 1997                     $        --   $       --   $       --   $       --    $       --   $        --
Changes From Operations:
 . Net investment income     5,995,580      779,176      828,684       90,859       230,624       795,893
------------------------
 . Net realized gain
   (loss) on investments      (170,424)      94,127           93     (206,670)         (300)       12,403
------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments              12,280,567    3,051,696      840,527     (873,957)      413,244     5,499,753
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Net increase in net
 assets resulting from
 operations                 18,105,723    3,924,999    1,669,304     (989,768)      643,568     6,308,049
------------------------
Change From Unit
 Transactions:
 . Contract purchases      153,547,888   21,122,316   15,721,180   12,740,274     7,987,684    46,001,624
------------------------
 . Terminated contracts     (6,937,988)    (766,190)    (351,570)  (2,147,324)     (491,452)     (776,439)
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Net increase (decrease)
 in net assets resulting
 from unit transactions    146,609,900   20,356,126   15,369,610   10,592,950     7,496,232    45,225,185
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Total increase in net
 assets                    164,715,623   24,281,125   17,038,914    9,603,182     8,139,800    51,533,234
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Net assets at December
 31, 1997                  164,715,623   24,281,125   17,038,914    9,603,182     8,139,800    51,533,234
------------------------
Changes From Operations:
 . Net investment income
   (loss)                   12,895,833      207,008      182,869      371,217     1,005,380     6,596,005
------------------------
 . Net realized gain
   (loss) on investments       356,404      350,089      (51,346)    (390,660)        8,742       279,881
------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments              23,679,166    7,387,011   (1,060,607)    (223,168)      250,001    14,528,043
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Net increase (decrease)
 in net assets resulting
 from operations            36,931,403    7,944,108     (929,084)    (242,611)    1,264,123    21,403,929
------------------------
Change From Unit
 Transactions:
 . Contract purchases       73,993,989   17,158,221    8,267,555    2,493,757     3,500,681    19,090,328
------------------------
 . Terminated contracts    (38,785,682)  (6,625,073)  (4,375,024)  (3,436,318)   (2,055,736)  (10,054,565)
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Net increase (decrease)
 in net assets resulting
 from unit transactions     35,208,307   10,533,148    3,892,531     (942,561)    1,444,945     9,035,763
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Total increase
 (decrease) in net
 assets                     72,139,710   18,477,256    2,963,447   (1,185,172)    2,709,068    30,439,692
------------------------  ------------  -----------  -----------  -----------   -----------  ------------
Net assets at December
 31, 1998                 $236,855,333  $42,758,381  $20,002,361  $ 8,418,010   $10,848,868  $ 81,972,926
------------------------  ============  ===========  ===========  ===========   ===========  ============


See accompanying notes.

                                                                                    Janus      Lincoln    Lincoln
 VIPF         VIPF II      Calvert                   VIPF                 Baron     Aspen      National   National
 Equity-      Asset        Social      T. Rowe Price Money      AMT       Capital   Series     Social     Aggressive
 Income       Manager      Balanced    International Market     Partners  Asset     WorldWide  Awareness  Growth
 Portfolio    Portfolio    Portfolio   Series        Portfolio  Fund      Fund      Fund       Fund       Fund
-------------------------------------------------------------------------------------------------------------------------
 $       --   $       --   $      --    $       --   $     --   $    --   $    --   $    --    $    --    $     --
     828,066    2,295,832      71,067        74,176      1,203       --        --        --         --          --
     (31,271)     (57,065)      3,443        14,816        --        --        --        --         --          --

   1,858,911    1,481,336      50,940       (41,883)       --        --        --        --         --          --
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------

   2,655,706    3,720,103     125,450        47,109      1,203       --        --        --         --          --

  15,833,029   26,714,688   1,122,183     6,196,968    107,942       --        --        --         --          --
    (725,902)  (1,203,630)    (85,587)     (306,135)   (83,759)      --        --        --         --          --
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------

  15,107,127   25,511,058   1,036,596     5,890,833     24,183       --        --        --         --          --
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------
  17,762,833   29,231,161   1,162,046     5,937,942     25,386       --        --        --         --          --
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------
  17,762,833   29,231,161   1,162,046     5,937,942     25,386       --        --        --         --          --
     952,615    3,398,796     128,354        51,872      1,835      (117)     (272)      157        223        (109)
      88,474        4,036      26,823        39,225        --        391     2,070        39        789      (2,149)

   1,005,317      833,429      74,980       810,790        --      4,250    23,118    24,024     15,551       6,427
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------

   2,046,406    4,236,261     230,157       901,887      1,835     4,524    24,916    24,220     16,563       4,169

  10,514,344    7,458,317   1,051,972     2,849,094    215,066   121,748   368,344   297,700    178,746     428,116
  (4,346,815)  (4,939,787)   (437,617)   (1,860,545)  (204,056)  (12,218)  (58,333)  (14,552)   (12,867)   (352,176)
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------

   6,167,529    2,518,530     614,355       988,549     11,010   109,530   310,011   283,148    165,879      75,940
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------
   8,213,935    6,754,791     844,512     1,890,436     12,845   114,054   334,927   307,368    182,442      80,109
 -----------  -----------  ----------   -----------  ---------  --------  --------  --------   --------   ---------
 $25,976,768  $35,985,952  $2,006,558   $ 7,828,378  $  38,231  $114,054  $334,927  $307,368   $182,442   $  80,109
 ===========  ===========  ==========   ===========  =========  ========  ========  ========   ========   =========

Lincoln Life & Annuity Variable Annuity Account L

Notes to Financial Statements

1. Accounting Policies & Account Information
The Account: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit in-vestment trust.

On October 1, 1996, UNUM Life Insurance Company of America (UNUM America) and First Unum Life Insurance Company (First UNUM) completed the sale of their tax-qualified annuity business to the Company and The Lincoln National Life Insurance Company (Lincoln Life), the parent of the Company. The contracts of participants in the variable accounts of UNUM America and First UNUM with re-spect to which consent is obtained from the contractholders and/or partici-pants will be reinsured pursuant to an assumption reinsurance agreement. As-sets attributable to such participants' contracts have been transferred to the Variable Account and the variable accounts of Lincoln Life. Assets attribut-able to contracts of participants with respect to which such consent is not obtained will remain in the variable accounts of UNUM America and First Unum. During 1998 and 1997, the net assets of the Variable Accounts increased by ap-proximately $2,169,612 and $118,826,588, respectively, from novations of as-sets from the variable accounts of UNUM America and First Unum.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising out of any other business of the Company.

Basis of Presentation: The accompanying financial statements have been pre-pared in accordance with generally accepted accounting principles for unit in-vestment trusts.

Investments: In accordance with the terms of the variable annuity contracts, all payments transferred to the Variable Account by contract owners are allo-cated to purchase shares of either the Dreyfus Stock Index Fund, Dreyfus Vari-able Investment Fund; Small Cap Portfolio (Dreyfus Small Cap Portfolio), Amer-ican Century Variable Portfolios; American Century VP Capital Appreciation (American Century VP Capital Appreciation Portfolio) and American Century VP Balanced (American Century VP Balanced Portfolio), Fidelity's Variable Insur-ance Products Fund; Growth Portfolio (VIPF Growth Portfolio) and Equity-Income Portfolio (VIPF Equity-Income Portfolio), Fidelity's Variable Insurance Prod-ucts II; Asset Manager Portfolio (VIPF Asset Manager Portfolio), Calvert So-cial Balanced Portfolio, T. Rowe Price International Series, Inc. (T. Rowe Price International Series), AMT Partners (MidCap Value Fund), Baron Capital Asset Fund (Small Cap Growth Fund), Janus Aspen Series Worldwide (Global
Fund), Lincoln National Social Awareness Fund or Lincoln National Aggressive Growth Fund (the Funds). Fidelity's Variable Insurance Product Funds; Money Market Portfolio (VIPF Money Market Portfolio) is used only for investments of initial contributions for which the Company has not yet received complete or-der instructions. Upon receipt of complete order instructions, the payments transferred to the VIPF Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 1998, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of VIPF Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and Expense Guarantees
Amounts are paid to the Company for mortality and expense guarantees at an ef-fective annual rate of 1.00% (1.20% prior to January 1, 1998) of each portfo-lio's average daily net assets within the Variable Account with the exception of VIPF Money Market Portfolio. Accordingly, the Company is responsible for all sales, general, and administrative expenses applicable to the Variable Ac-counts.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account L

3. Net Assets
The following is a summary of net assets owned at December 31, 1998.

                                                              American
                                                              Century VP   American
                                     Dreyfus     Dreyfus      Capital      Century VP  VIPF
                                     Stock Index Small Cap    Appreciation Balanced    Growth
                        Combined     Fund        Portfolio    Portfolio    Portfolio   Portfolio
--------------------------------------------------------------------------------------------------
Unit Transactions:
 . Accumulation units   $181,818,207 $30,889,274 $19,262,141   $9,650,389  $ 8,941,177 $54,260,948
-----------------------
 . Accumulated net
   investment income      18,891,413     986,184   1,011,553      462,076    1,236,004   7,391,898
-----------------------
 . Accumulated net
   realized gain (loss)
   on investments            185,980     444,216     (51,253)    (597,330)       8,442     292,284
-----------------------
 . Net unrealized
   appreciation
   (depreciation) on
   investments            35,959,733  10,438,707    (220,080)  (1,097,125)     663,245  20,027,796
----------------------- ------------ ----------- -----------   ----------  ----------- -----------
                        $236,855,333 $42,758,381 $20,002,361   $8,418,010  $10,848,868 $81,972,926
                        ============ =========== ===========   ==========  =========== ===========

                                                                                  Janus     Lincoln   Lincoln
 VIPF         VIPF II      Calvert                  VIPF                Baron     Aspen     National  National
 Equity-      Asset        Social     T. Rowe Price Money     AMT       Capital   Series    Social    Aggressive
 Income       Manager      Balanced   International Market    Partners  Asset     WorldWide Awareness Growth
 Portfolio    Portfolio    Portfolio  Series        Portfolio Fund      Fund      Fund      Fund      Fund
--------------------------------------------------------------------------------------------------------------------
 $21,274,656  $28,029,588  $1,650,951 $6,879,382     $35,193  $109,530  $310,011  $283,148  $165,879   $75,940

   1,780,681    5,694,628     199,421    126,048       3,038      (117)     (272)      157       223      (109)

      57,203      (53,029)     30,266      54,041        --        391     2,070        39       789    (2,149)

   2,864,228    2,314,765     125,920     768,907        --      4,250    23,118    24,024    15,551     6,427
 -----------  -----------  ----------  ----------    -------  --------  --------  --------  --------   -------
 $25,976,768  $35,985,952  $2,006,558  $7,828,378    $38,231  $114,054  $334,927  $307,368  $182,442   $80,109
 ===========  ===========  ==========  ==========    =======  ========  ========  ========  ========   =======

Lincoln Life & Annuity Variable Annuity Account L

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from in-vestments sold were as follows for 1998.

                                                    Aggregate   Aggregate
                                                    Cost of     Proceeds
                                                    Purchases   from Sales
---------------------------------------------------------------------------
Dreyfus Stock Index Fund                            $12,979,538 $ 2,239,009
Dreyfus Small Cap Portfolio                           5,782,073   1,706,696
American Century VP Capital Appreciation Portfolio    1,604,285   2,175,715
American Century VP Balanced Portfolio                3,621,932   1,171,577
VIPF Growth Portfolio                                18,588,602   2,956,283
VIPF Equity Income Portfolio                          8,651,674   1,531,403
VIPF II Asset Manager Portfolio                       8,124,034   2,206,685
Calvert Social Balanced Portfolio                     1,065,383     322,657
T. Rowe Price International Series                    2,015,839     975,400
VIPF Money Market Portfolio                             159,545     146,700
AMT Partners Fund                                       121,563      12,147
Baron Capital Asset Fund                                357,390      47,642
Janus Aspen Series Worldwide Fund                       284,611       1,297
Lincoln National Social Awareness Fund                  178,969      12,862
Lincoln National Aggressive Growth Fund                 419,250     343,417
--------------------------------------------------  ----------- -----------
                                                    $63,954,688 $15,849,490
                                                    =========== ===========

5. Investments
The following is a summary of investments owned at December 31, 1998.

                                               Net
                                   Shares      Asset  Value of     Cost of
                                   Outstanding Value  Shares       Shares
-------------------------------------------------------------------------------
Dreyfus Stock Index Fund            1,314,869  $32.52 $ 42,759,554 $ 32,320,847
Dreyfus Small Cap Portfolio           371,042   53.91   20,002,893   20,222,973
American Century VP Capital
 Appreciation Portfolio               933,285    9.02    8,418,234    9,515,359
American Century VP Balanced
 Portfolio                          1,300,859    8.34   10,849,165   10,185,920
VIPF Growth Portfolio               1,826,948   44.87   81,975,161   61,947,365
VIPF Equity Income Portfolio        1,021,931   25.42   25,977,477   23,113,249
VIPF II Asset Manager Portfolio     1,981,659   18.16   35,986,933   33,672,168
Calvert Social Balanced Portfolio     938,986    2.14    2,006,613    1,880,693
T. Rowe Price International
 Series                               539,159   14.52    7,828,592    7,059,685
VIPF Money Market Portfolio            38,231    1.00       38,231       38,231
AMT Partners Fund                       6,025   18.93      114,057      109,807
Baron Capital Asset Fund               25,278   13.25      334,936      311,818
Janus Aspen Series Worldwide Fund      10,566   29.09      307,377      283,353
Lincoln National Social Awareness
 Fund                                   4,529   40.28      182,447      166,896
Lincoln National Aggressive
 Growth Fund                            5,993   13.37       80,111       73,684
                                                      ------------ ------------
                                                      $236,861,781 $200,902,048
                                                      ============ ============

6. New Investment Funds
Effective October 1, 1998, the AMT Partners Fund, Baron Capital Asset Fund, Ja-nus Aspen Series Worldwide Fund, Lincoln National Social Awareness Fund and Lincoln National Aggressive Growth Fund became available as an investment op-tion for Variable Account contract owners.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statement of assets and liability of Lincoln National Variable Annuity Account L ("Variable Account") (comprised of the Dreyfus Stock Index, Dreyfus Small Cap, American Century VP Capital Appreciation, American Century VP Balanced, VIP Fidelity Growth, VIP Fidelity Equity-Income, VIP Fidelity II Asset Manager, Calvert Social Balanced, T. Rowe Price International, VIP Fidelity Money Market, AMT Partners, Baron Capital Asset, Janus Aspen Series Worldwide, Lincoln National Social Awareness and Lincoln National Aggressive Growth subaccounts), as of December 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Variable Annuity Account L at December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

Fort Wayne, Indiana
March 30, 1999

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                                              DECEMBER 31
                                                                              1998            1997
                                                                              --------------  ------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                                         $1,435,882,019  $593,431,718
----------------------------------------------------------------------------
Common stocks                                                                        155,039            --
----------------------------------------------------------------------------
Mortgage loans on real estate                                                    184,503,805            --
----------------------------------------------------------------------------
Policy loans                                                                     170,372,567    39,054,927
----------------------------------------------------------------------------
Cash and short-term investments                                                  143,546,873   163,773,594
----------------------------------------------------------------------------
Other invested assets                                                                 60,000            --
----------------------------------------------------------------------------
Receivable for securities                                                          3,477,120        34,804
----------------------------------------------------------------------------  --------------  ------------
Total cash and invested assets                                                 1,937,997,423   796,295,043
----------------------------------------------------------------------------

Premiums and fees in course of collection                                          6,959,116            --
----------------------------------------------------------------------------
Accrued investment income                                                         25,925,055    10,706,003
----------------------------------------------------------------------------
Other admitted assets                                                                438,335       335,728
----------------------------------------------------------------------------
Separate account assets                                                          236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total admitted assets                                                         $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                             $  851,746,596  $  1,214,524
----------------------------------------------------------------------------
Other policyholder funds                                                         962,725,311   587,465,491
----------------------------------------------------------------------------
Other liabilities                                                                 44,824,520     6,784,652
----------------------------------------------------------------------------
Federal income taxes recoverable                                                  (3,206,611)     (342,378)
----------------------------------------------------------------------------
Asset valuation reserve                                                            5,374,594     2,350,411
----------------------------------------------------------------------------
Interest maintenance reserve                                                       5,051,304     2,594,552
----------------------------------------------------------------------------
Net transfers due from separate accounts                                          (6,915,063)   (5,582,705)
----------------------------------------------------------------------------
Separate account liabilities                                                     236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total liabilities                                                              2,096,462,432   759,205,559
----------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding -- 20,000 shares (owned by The Lincoln
  National Life Insurance Company)                                                 2,000,000     2,000,000
----------------------------------------------------------------------------
Paid-in surplus                                                                  384,128,481   227,407,481
----------------------------------------------------------------------------
Unassigned surplus -- deficit                                                   (274,409,203)  (16,555,254)
----------------------------------------------------------------------------  --------------  ------------
Total capital and surplus                                                        111,719,278   212,852,227
----------------------------------------------------------------------------  --------------  ------------
Total liabilities and capital and surplus                                     $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                              PERIOD FROM
                                                                                           JUNE 6, 1996 TO
                                                             YEAR ENDED DECEMBER 31          DECEMBER 31,
                                                             1998            1997                    1996
                                                             --------------  ------------  ---------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                        $1,291,566,984  $184,112,330   $ 631,355,849
-----------------------------------------------------------
Net investment income                                           105,083,579    43,953,796      10,769,172
-----------------------------------------------------------
Surrender and administrative charges                              2,834,073     1,334,705         310,991
-----------------------------------------------------------
Mortality and expense charges on deposit funds                    1,980,728     1,548,722              --
-----------------------------------------------------------
Amortization of the interest maintenance reserve                    579,137       370,129         205,255
-----------------------------------------------------------
Other revenues                                                      536,698       183,048          18,347
-----------------------------------------------------------  --------------  ------------  ---------------
Total revenues                                                1,402,581,199   231,502,730     642,659,614
-----------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                              1,320,787,190    72,475,389     640,912,693
-----------------------------------------------------------
Commissions                                                     274,529,390     2,459,308      18,931,151
-----------------------------------------------------------
Underwriting, insurance and other expenses                       28,064,172     8,012,925       1,801,204
-----------------------------------------------------------
Net transfers to separate accounts                               33,875,951   141,027,195              --
-----------------------------------------------------------  --------------  ------------  ---------------
Total benefits and expenses                                   1,657,256,703   223,974,817     661,645,048
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                   (254,675,504)    7,527,913     (18,985,434)
-----------------------------------------------------------
Dividends to policyholders                                        3,375,629            --              --
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                 (258,051,133)    7,527,913     (18,985,434)
-----------------------------------------------------------
Federal income taxes (benefit)                                   (4,561,826)    1,942,625        (391,144)
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before net realized loss on
investments                                                    (253,489,307)    5,585,288     (18,594,290)
-----------------------------------------------------------
Net realized loss on investments                                   (721,449)      (73,398)           (855)
-----------------------------------------------------------  --------------  ------------  ---------------
Net income (loss)                                            $ (254,210,756) $  5,511,890   $ (18,595,145)
-----------------------------------------------------------  --------------  ------------  ---------------
                                                             --------------  ------------  ---------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                              UNASSIGNED     TOTAL
                                                   COMMON      PAID-IN        SURPLUS --     CAPITAL AND
                                                   STOCK       SURPLUS        DEFICIT        SURPLUS
                                                   ----------  -------------  -------------  -------------
Balances at June 6, 1996                           $       --  $          --  $          --  $          --
Add (deduct):
  Capital paid-in                                   2,000,000             --             --      2,000,000
-------------------------------------------------
  Surplus paid-in                                          --     69,000,000             --     69,000,000
-------------------------------------------------
  Net loss                                                 --             --    (18,595,145)   (18,595,145)
-------------------------------------------------
  Increase in nonadmitted assets                           --             --     (1,100,310)    (1,100,310)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,128,548)    (1,128,548)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1996                       2,000,000     69,000,000    (20,824,003)    50,175,997
Add (deduct):
  Surplus paid-in                                          --    158,407,481             --    158,407,481
-------------------------------------------------
  Net income                                               --             --      5,511,890      5,511,890
-------------------------------------------------
  Increase in nonadmitted assets                           --             --        (21,278)       (21,278)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,221,863)    (1,221,863)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1997                       2,000,000    227,407,481    (16,555,254)   212,852,227
Add (deduct):
  Surplus paid-in                                          --    156,721,000             --    156,721,000
-------------------------------------------------
  Net loss                                                 --             --   (254,210,756)  (254,210,756)
-------------------------------------------------
  Increase in unrealized capital losses                    --             --       (178,648)      (178,648)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --        241,698        241,698
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (3,024,183)    (3,024,183)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --       (682,060)      (682,060)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1998                      $2,000,000  $ 384,128,481  $(274,409,203) $ 111,719,278
-------------------------------------------------  ----------  -------------  -------------  -------------
                                                   ----------  -------------  -------------  -------------

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                                             PERIOD FROM
                                                                                             JUNE 6, 1996
                                                                                             TO
                                                              YEAR ENDED DECEMBER 31         DECEMBER 31,
                                                              1998             1997          1996
                                                              ---------------  ------------  -------------
OPERATING ACTIVITIES
Premiums, policy proceeds, and other considerations received  $ 1,284,669,810  $184,112,330   $631,355,849
------------------------------------------------------------
Investment income received                                         96,331,551    43,781,378     1,837,439
------------------------------------------------------------
Benefits paid                                                     (83,399,329)  (85,008,691)  (23,169,165)
------------------------------------------------------------
Insurance expenses paid                                          (351,272,500) (154,355,904)  (20,919,059)
------------------------------------------------------------
Federal income taxes received (paid)                                1,703,193    (1,893,859)           --
------------------------------------------------------------
Dividends to policyholders                                          2,651,237            --            --
------------------------------------------------------------
Other income received and expenses paid, net                       39,064,672     1,613,631       329,338
------------------------------------------------------------  ---------------  ------------  -------------
Net cash provided by (used in) operating activities               989,748,634   (11,751,115)  589,434,402
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                        249,409,117   272,961,178   366,021,652
------------------------------------------------------------
Purchase of investments                                        (1,280,892,696) (265,700,363) (965,220,343)
------------------------------------------------------------
Net decrease (increase) in policy loans                          (131,317,640)    1,554,149   (40,609,076)
------------------------------------------------------------  ---------------  ------------  -------------
Net cash provided by (used in) investing activities            (1,162,801,219)    8,814,964  (639,807,767)
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                       156,721,000   158,407,481    71,000,000
------------------------------------------------------------
Other                                                              (3,895,136)  (11,032,743)   (1,291,628)
------------------------------------------------------------  ---------------  ------------  -------------
Net cash provided by financing activities                         152,825,864   147,374,738    69,708,372
------------------------------------------------------------  ---------------  ------------  -------------
Increase (decrease) in cash and short-term investments            (20,226,721)  144,438,587    19,335,007
------------------------------------------------------------
Total cash and short-term investments at beginning of year        163,773,594    19,335,007            --
------------------------------------------------------------  ---------------  ------------  -------------
Total cash and short-term investments at end of year          $   143,546,873  $163,773,594   $19,335,007
------------------------------------------------------------  ---------------  ------------  -------------
                                                              ---------------  ------------  -------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized under the laws of the state of New York on June 6, 1996 as a life insurance company. The Company received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York on September 27, 1996.

    The Company's principal business consists of underwriting annuities, deposit-type contracts and life and health insurance sold through multiple distribution channels. The Company is licensed to do business in New York State.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect amounts reported in the statutory basis financial statements and accompanying notes. Actual results could differ from these estimates.

    BASIS OF PRESENTATION
    The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Department must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results. At this time, it is unclear whether the Department will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory basis financial statements.

    Existing statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitment and deferred income taxes.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally start-up and organizational costs and furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS AND DEPOSITS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    BENEFITS AND SETTLEMENT EXPENSES
    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory basis of accounting, the ceding commission is expensed when paid.

    Premiums, benefits and settlement expenses and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. Under GAAP, such amounts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POSTRETIREMENT BENEFITS
    For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

    CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less from the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less from the date of acquisition.

    A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                       CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                       ----------------------------------------------------------
                                                                                    PERIOD FROM
                                                                                    JUNE 6, 1996
                                                                                    TO
                                       DECEMBER 31                                  DECEMBER 31,
                                                             YEAR ENDED DECEMBER 31
                                       1998       1997       1998        1997       1996
                                       ----------------------------------------------------------
                                       (IN THOUSANDS)
                                       ----------------------------------------------------------
Amounts as reported on a statutory
basis                                  $ 111,719  $ 212,852  $ (254,211) $   5,512    $ (18,595)
-------------------------------------
GAAP adjustments:
  Net unrealized gain on investments      27,851     14,327          --         --           --
-------------------------------------
  Interest maintenance reserve             5,051      2,595        (579)      (370)       3,204
-------------------------------------
  Net realized gain (loss) on
    investments                             (990)        --       3,050       (240)          --
-------------------------------------
  Asset valuation reserve                  5,375      2,350          --         --           --
-------------------------------------
  Policy and contract reserves           (85,875)   (19,204)    271,293     (3,667)     (15,537  )
-------------------------------------
  Present value of future profits,
    deferred policy acquisition costs
    and goodwill                         336,568     37,605       6,091        524       37,081
-------------------------------------
  Policyholders' share of earnings
    and surplus on participating
    business                              (9,904)        --        (100)        --           --
-------------------------------------
  Deferred income taxes                   35,280     (5,558)    (12,696)       671       (1,215  )
-------------------------------------
  Nonadmitted assets                         880      1,122          --         --           --
-------------------------------------
  Other, net                              (1,705)        --         (82)        --           --
-------------------------------------  ---------  ---------  ----------  ---------  -------------
Net increase (decrease)                  312,531     33,237     266,977     (3,082)      23,533
-------------------------------------  ---------  ---------  ----------  ---------  -------------
Amounts on a GAAP basis                $ 424,250  $ 246,089  $   12,766  $   2,430  $     4,938
-------------------------------------  ---------  ---------  ----------  ---------  -------------
                                       ---------  ---------  ----------  ---------  -------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition.

    Policy loans are reported at unpaid balances.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds and mortgage loans are credited or charged directly in unassigned surplus.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    PREMIUMS
    Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFIT RESERVES
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and settlement expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of unit investments in mutual funds. The detailed operations of the separate accounts are not included in the accompanying financial statements. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

    RECLASSIFICATIONS
    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus-deficit or net income (loss) previously reported.

2.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                                    PERIOD FROM
                                                                                    JUNE 6, 1996
                                                                                    TO
                                                                                    DECEMBER 31,
                                                        YEAR ENDED DECEMBER 31
                                                        1998           1997         1996
                                                        ------------------------------------------
Income:
  Bonds                                                 $  78,205,686  $42,237,959   $  9,427,203
   ---------------------------------------------------
  Mortgage loans on real estate                            14,304,385           --             --
   ---------------------------------------------------
  Policy loans                                              7,981,377    1,990,613        439,305
   ---------------------------------------------------
  Cash and short-term investments                           5,893,453      315,328      1,024,525
   ---------------------------------------------------  -------------  -----------  --------------
Total investment income                                   106,384,901   44,543,900     10,891,033
------------------------------------------------------
Investment expenses                                         1,301,322      590,104        121,861
------------------------------------------------------  -------------  -----------  --------------
Net investment income                                   $ 105,083,579  $43,953,796   $ 10,769,172
------------------------------------------------------  -------------  -----------  --------------
                                                        -------------  -----------  --------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                      COST OR         GROSS        GROSS
                                      AMORTIZED       UNREALIZED   UNREALIZED   FAIR
                                      COST            GAINS        LOSSES       VALUE
                                      --------------------------------------------------------
At December 31, 1998:
  Corporate                           $1,148,083,966  $27,649,036  $(7,489,560) $1,168,243,442
   ---------------------------------
  U.S. government                         39,617,653      564,146     (119,394)     40,062,405
   ---------------------------------
  Foreign government                      19,532,744      994,331     (720,250)     19,806,825
   ---------------------------------
  Mortgage-backed                        225,005,162    6,239,684     (421,281)    230,823,565
   ---------------------------------
  State and municipal                      3,642,494      164,552           --       3,807,046
   ---------------------------------  --------------  -----------  -----------  --------------
                                      $1,435,882,019  $35,611,749  $(8,750,485) $1,462,743,283
                                      --------------  -----------  -----------  --------------
                                      --------------  -----------  -----------  --------------

At December 31, 1997:
  Corporate                           $  445,296,161  $12,163,765  $(1,677,849) $  455,782,077
   ---------------------------------
  U.S. government                         12,326,095      191,925           --      12,518,020
   ---------------------------------
  Foreign government                      17,131,754      636,803     (426,360)     17,342,197
   ---------------------------------
  Mortgage-backed                        115,611,907    3,369,970       (3,564)    118,978,313
   ---------------------------------
  State and municipal                      3,065,801       72,469           --       3,138,270
   ---------------------------------  --------------  -----------  -----------  --------------
                                      $  593,431,718  $16,434,932  $(2,107,773) $  607,758,877
                                      --------------  -----------  -----------  --------------
                                      --------------  -----------  -----------  --------------

    The carrying amount of investments in bonds in the balance sheet at December 31, 1998 reflects adjustments of $178,648 to decrease amortized cost as a result of the Securities Valuation Office ("SVO") of the NAIC designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                     COST OR
                                                                     AMORTIZED       FAIR
                                                                     COST            VALUE
                                                                     ------------------------------
Maturity:
  In 1999                                                            $   29,182,134  $   29,230,713
   ----------------------------------------------------------------
  In 2000-2003                                                          358,100,253     362,502,042
   ----------------------------------------------------------------
  In 2004-2008                                                          525,815,980     536,016,775
   ----------------------------------------------------------------
  After 2008                                                            297,778,590     304,170,188
   ----------------------------------------------------------------
  Mortgage-backed securities                                            225,005,062     230,823,565
   ----------------------------------------------------------------  --------------  --------------
Total                                                                $1,435,882,019  $1,462,743,283
-------------------------------------------------------------------  --------------  --------------
                                                                     --------------  --------------

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    Proceeds from sales of investments in bonds were $203,748,028, $274,742,319 and $365,646,000 in 1998, 1997 and 1996, respectively. Gross gains of $3,612,434, $1,533,793 and $4,871,624, and gross losses of $1,529,149,
    $1,922,165 and $2,433 during 1998, 1997 and 1996, respectively, were realized on those sales. Net gains (losses) of $17,705, $(26) and $376,041 were realized on sales of short-term investments in 1998, 1997 and 1996, respectively.

    At December 31, 1998 and 1997, investments in bonds with an admitted asset value of $500,129 and $500,177, respectively, were on deposit with the Department to satisfy regulatory requirements.

    During 1998, the minimum and maximum lending rates for mortgage loans were 6.62% and 10.29%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

    Realized capital gains and losses are reported net of federal income taxes of $1,223,897, $55,541 and $1,836,682 in 1998, 1997 and 1996, respectively, and amounts transferred to the interest maintenance reserve of $3,035,887, $239,459 and $3,409,395 in 1998, 1997 and 1996, respectively.

    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3.  FEDERAL INCOME TAXES
    The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

    In 1998, a federal income tax net operating loss of $76,192,977 was incurred. The Company plans to utilize $9,161,743 of the net operating loss to recover taxes paid in prior years. The remaining portion of the net operating loss of $67,031,234 will be available for use to offset taxable income in future years. The net operating loss carryforward of $67,031,234 will expire in 2018.

    The Company paid $3,675,000 in 1997 for federal income taxes. No federal income tax payments were made in 1998 or 1996.

4.  REINSURANCE
    The Company cedes insurance to other companies, including affiliated companies. The portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum risk that it retains on an individual to $500,000. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. The Company did not cede or assume any business prior to January 1, 1998. On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation. The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Pursuant to the terms of the reinsurance agreement, the Company, Lincoln Life and CIGNA are in the final stages of agreeing to the statutory basis values of these assets and liabilities. Any changes to these values which may occur in future periods will not be material to the Company's financial position. Subsequent to the CIGNA transaction, the Company and Lincoln Life announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4.  REINSURANCE (CONTINUED)
    on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

    On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement was executed on October 14, 1998 with an effective date of October 1, 1998.

    In October 1996, the Company and Lincoln Life purchased a block of group tax-qualified annuity business from UNUM Corporation's affiliates. The transaction was completed in the form of an assumptive reinsurance transaction, which resulted in the Company paying a ceding commission of $15,675,206. Policy liabilities and related accruals of the Company increased by $714,282,427 as a result of this transaction.

    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," have been reduced for insurance ceded by $54,411,763 and $2,722,404, respectively, at December 31, 1998.

    The caption "Premiums and deposits" in the statements of operations includes $1,276,884,778 of insurance assumed and $52,443,264 of insurance ceded in 1998.

    The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $47,526,681 for 1998.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $682,060 at December 31, 1998. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1998, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
    At December 31, 1998, the Company had $1,092,753,902 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $6,937,379 at December 31, 1998.

    At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

                                                                               AMOUNT          PERCENT
                                                                               --------------  ---------
Subject to discretionary withdrawal with adjustment:
  With market value of investment                                              $  343,050,030       28.5%
-----------------------------------------------------------------------------
  At book value, less surrender charge                                            153,828,072       12.8
-----------------------------------------------------------------------------
  At market value                                                                 229,940,273       19.1
-----------------------------------------------------------------------------  --------------  ---------
                                                                                  726,818,375       60.4
Subject to discretionary withdrawal without adjustment:
  At book value with minimal or no charge or adjustment                           461,855,066       38.4
-----------------------------------------------------------------------------
Not subject to discretionary withdrawal                                            13,848,286        1.2
-----------------------------------------------------------------------------  --------------  ---------
Total annuity reserves and deposit fund liabilities, before reinsurance         1,202,521,727      100.0%
                                                                                               ---------
                                                                                               ---------
Less reinsurance                                                                    2,991,673
-----------------------------------------------------------------------------  --------------
Net annuity reserves and deposit fund liabilities, including separate
accounts                                                                       $1,199,530,054
-----------------------------------------------------------------------------  --------------
                                                                               --------------

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate Accounts Annual Statement is as follows:

                                                                                        DECEMBER 31,
                                                                                        1998
                                                                                        --------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                                   $    9,955,624
--------------------------------------------------------------------------------------
  Exhibit 8, Section C -- Total (net)                                                        1,241,407
--------------------------------------------------------------------------------------
  Exhibit 10, Column 1, Line 19                                                            958,392,750
--------------------------------------------------------------------------------------  --------------
                                                                                           969,589,781
--------------------------------------------------------------------------------------
Per Separate Accounts Annual Statement:
--------------------------------------------------------------------------------------
  Exhibit 6, Column 2, Line 0299999                                                                 --
--------------------------------------------------------------------------------------
  Page 3, Line 3                                                                           229,940,273
--------------------------------------------------------------------------------------  --------------
                                                                                           229,940,273
                                                                                        --------------
Total net annuity reserves and deposit fund liabilities                                 $1,199,530,054
--------------------------------------------------------------------------------------  --------------
                                                                                        --------------

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                           DECEMBER 31
                                                                           1998           1997
                                                                           -------------  ------------
Premium deposit funds                                                      $ 931,230,214  $587,465,491
-------------------------------------------------------------------------
Undistributed earnings on participating business                              30,772,519            --
-------------------------------------------------------------------------
Other                                                                            722,578            --
-------------------------------------------------------------------------  -------------  ------------
                                                                           $ 962,725,311  $587,465,491
                                                                           -------------  ------------
                                                                           -------------  ------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6.  CAPITAL AND SURPLUS

    The Company was initially capitalized on August 12, 1996 with a capital contribution from Lincoln Life in the amount of $2,000,000. Additional paid-in surplus from Lincoln Life of $69,000,000, $158,407,481 and $156,721,000
    was received in September 1996, December 1997 and October 1998, respectively.

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company requires 30 day advance notice to the Department.

7.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory basis statements of operations or balance sheets for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in equal increments on the option issuance anniversary in three to four years following issuance.

    As of December 31, 1998, 16,600 shares of LNC common stock were subject to options granted to Company employees under the stock option incentive plans of which 2,399 were exercisable on that date. The exercise prices of the outstanding options range from $58.94 to $89.85. During 1998, 137 options were exercised. There were no options exercised during 1997.

8.  RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

    LEASES
    The Company leases office space and equipment under lease agreements that expire at various intervals over the next five years and are subject to renewal options at market rates prevailing at the time of renewal. Rental expense for all operating leases was $281,947, $155,664 and $32,252 for 1998, 1997 and 1996, respectively. Future minimum rental commitments are as follows:

1999                                  $ 225,596
------------------------------------
2000                                    162,908
------------------------------------
2001                                    161,564
------------------------------------
2002                                    161,564
------------------------------------
2003                                    148,100
------------------------------------  ---------
                                      $ 859,732
                                      ---------
                                      ---------

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    CONTINGENCY MATTERS
    The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse affect on the financial position of the Company.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

    BONDS AND COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

    CASH AND SHORT-TERM INVESTMENTS
    The carrying value of cash and short-term investments approximates their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                 ASSETS (LIABILITIES)
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
                                                 VALUE       FAIR VALUE  VALUE       FAIR VALUE
                                                 ----------------------------------------------
                                                 DECEMBER
                                                 31
                                                 1998                    1997
                                                 ----------------------------------------------
                                                 (IN THOUSANDS)
                                                 ----------------------------------------------
Bonds                                            $1,435,882  $1,462,743  $  593,432  $  607,259
-----------------------------------------------
  Unaffiliated common stock                             155         155          --          --
   --------------------------------------------
  Mortgage loans on real estate                     184,504     185,694          --          --
   --------------------------------------------
  Policy loans                                      170,373     183,408      39,055      39,055
   --------------------------------------------
  Cash and short-term investments                   143,547     143,547     163,774     163,774
   --------------------------------------------
  Other invested assets                                  60          60          --          --
   --------------------------------------------
  Investment-type insurance contracts              (962,725)   (938,191)   (587,465)   (587,465)
   --------------------------------------------
  Separate account assets                           236,862     236,862     164,721     164,721
   --------------------------------------------
  Separate account liabilities                     (236,862)   (236,862)   (164,721)   (164,721)
   --------------------------------------------

10. TRANSACTIONS WITH AFFILIATES

    The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $18,504,450, $3,454,014 and $931,000 in 1998, 1997 and 1996,
    respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $273,952, $578,003 and $229,000 in 1998, 1997 and
    1996, respectively.

    The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,501,592, $558,011 and $122,000 in 1998, 1997 and 1996, respectively.

    The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by the $2,095,019 of premiums paid on these contracts in 1998. The caption "Future policy benefits and claims" has been reduced by $2,583,702 related to reserve credits taken on these contracts as of December 31, 1998.

11. SEPARATE ACCOUNTS

    Separate account premiums, deposits and other considerations amounted to $73,993,993 and $167,895,749 in 1998 and 1997, respectively. Reserves for separate accounts with assets at fair value were $229,940,273 and $159,132,918 at December 31, 1998 and 1997, respectively. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed. The investment risks associated with market value changes are borne entirely by the policyholder.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
    A reconciliation of transfers to (from) separate accounts are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              1998           1997
                                                              ------------------------
Transfers as reported in the Summary of Operations of
various Separate Accounts:
  Transfers to separate accounts                              $73,993,993    $167,895,749
------------------------------------------------------------  ---------      ---------
  Transfers from separate accounts                            (40,118,042)   (26,868,553)
------------------------------------------------------------  ---------      ---------
Net transfer to separate accounts as reported in the
Company's NAIC Annual Statement -- Summary of Operations      $33,875,951    $141,027,195
------------------------------------------------------------  ---------      ---------
                                                              ---------      ---------

12. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with affiliate service providers, who have contracted with outside consultants, to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $235,809 to address this issue which represent all expenditures to date. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $410,000. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of Lincoln Life's and LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the Company's and its affiliates overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT);
    3) addressing the readiness of key business partners; and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company and its affiliates have completed those four phases for over two-thirds of its high priority IT systems respectively, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

12. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase
    2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                         /s/ Ernst & Young LLP

March 18, 1999

                                    PART C
                               OTHER INFORMATION


Item 24.  Financial statements and Exhibits

  (a) List of Financial Statements


    1. Part A. The Table of Condensed Financial Information is included in Part A of this Registration Statement.

    2. Part B. The following Financial Statements of Account L are included in Part B of this Registration Statement:
          Statement of Assets and Liability--December 31, 1998
          Statement of Operations--Year ended December 31, 1998
          Statement of Changes in Net Assets--Years ended December 31, 1998 and 1997
          Notes to Financial Statements--December 31, 1998
          Report of Ernst & Young LLP, Independent Auditors

    3. The following Statutory-Basis Financial Statements of The Lincoln National Life Insurance Company are included in the SAI:
          Balance Sheets--Statutory Basis--Years ended December 31, 1998 and
          1997
          Statements of Operations--Statutory Basis--Years ended December 31, 1998, 1997, and 1996
          Statements of Changes in Capital and Surplus--Statutory Basis--Years ended December 31, 1998, 1997, and 1996
          Statements of Cash Flows--Statutory Basis--Years ended December 31, 1998, 1997, and 1996
          Notes to Financial Statements--December 31, 1998
          Report of Ernst & Young LLP, Independent Auditors

  (b)  Exhibits


    1. Resolution adopted by the Board of Directors of Lincoln Life & Annuity Company of New York on July 24, 1996 establishing the Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York./1/


    2.    Not applicable.


    3(a). Principal Underwriting Contract./2/

    3(b). Broker-dealer sales agreement./2/

    4(a). Forms of Group Annuity Contracts for Lincoln Life & Annuity Company of New York./2/

    4(b). Form of 401(a) Group Annuity Contract for Lincoln Life & Annuity
          Company of New York./3/

    4(c). Form of endorsement to Group Annuity Contract and Certificate./4/

    5(a). Form of application for Group Annuity Contract./1/


    5(b). Form of Participant enrollment form (including acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b))./2/


    6. Copy of certificate of incorporation and by-laws of Lincoln Life & Annuity Company of New York./1/

    7.    Not applicable.


    8(a). Participation Agreement between Lincoln Life & Annuity Company of New
          York and Dreyfus Life & Annuity Index Fund, Inc. and Dreyfus Variable Investment Fund./2/

    8(b). Participation Agreement between Lincoln Life & Annuity Company of New
          York and Variable Insurance Products Fund and Fidelity Distributors Corporation./2/

    8(c). Participation Agreement between Lincoln Life & Annuity Company of New
          York and Variable Insurance Products Fund II and Fidelity Distributors Corporation./2/

    8(d). Participation Agreement between Lincoln Life & Annuity Company of
          New York and Twentieth Century Securities, Inc./2/

    8(e). Participation Agreement between Lincoln Life & Annuity Company of New
          York and Acacia Capital Corporation and Calvert Distributors, Inc./2/

    8(f). Participation Agreement between Lincoln Life & Annuity Company of New
          York and T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc./2/

    8(g). Participation Agreement between Lincoln Life & Annuity Company of New
          York and The Lincoln National Social Awareness Fund, Inc.

    8(h). Participation Agreement between Lincoln Life & Annuity Company of New
          York and Janus Aspen Series.

    8(i). Participation Agreement between Lincoln Life & Annuity Company of New
          York and The Lincoln National Aggressive Growth Fund, Inc.

    8(j). Participation Agreement between Lincoln Life & Annuity Company of New
          York and Baron Capital Funds Trust.

    8(k). Participation Agreement between Lincoln Life & Annuity Company of New
          York and Neuberger & Berman Advisers Management Trust.

    9. Consent and opinion of Counsel as to the legality of the securities being registered./2/

   10(a). Consent of Ernst & Young LLP, Independent Auditors.

   11.    Not applicable.

   12.    Not applicable.

   13(a). Schedule for Computation of Performance Quotations./3/

   13(b). Supplement to Schedule for Computation of Performance Quotations./4/

   14.    Not applicable.

   15(a). Organizational Chart of Lincoln National Life Insurance Holding
          Company System.

   15(b). Memorandum Concerning Books and Records
-------------


     /1/ Incorporated herein by reference to the registrant's initial registration statement filed with the Securities and Exchange Commission on August 27, 1996 (File No. 333-10863).

     /2/ Incorporated herein by reference to Pre-effective Amendment No. 1 on
Form N-4 filed by the  Lincoln   Life & Annuity Variable Account L of Lincoln
Life & Annuity Company of New York with the Securities and Exchange Commission on September 30, 1996.

     /3/ Incorporated herein by reference to Post-effective Amendment No. 1 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York on April 30, 1997 (File No. 333-10863).

     /4/ Incorporated herein by reference to Post-effective Amendment No. 2 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L on May 1, 1998 (File No. 333-10863).

     /5/ Incorporated herein by reference to Post-effective Amendment No. 3 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York on September 30, 1998 (File No. 333-10863).

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account L as well as the Contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

                                   Positions and Offices with Lincoln Life &
Name                               Annuity Company of New York
----                               -----------------------------------------


Philip L. Holstein*                President, Treasurer and  Director

Troy D. Panning*                   Second Vice President and Chief
                                   Financial Officer

Roland C. Baker                    Director
 1801 S. Meyers Road
 Oakbrook Terrace, IL  60181


J. Patrick Barrett                 Director
 Chairman & CEO
 Carpat Investments
 4605 Watergap
 Manlius, NY  13104

Thomas D. Bell, Jr.                Director
 President & CEO
 Burson-Marstellar Worldwide
 230 Park Avenue South
 New York, NY  10003

Jon A. Boscia**                    Director

Kathleen R. Gorman*                Assistant Vice President and
                                   Assistant Secretary

Harry L. Kavetas                   Director
 Executive Vice President & CFO
 Eastman Kodak Company
 343 State Street
 Rochester, NY  14650-0235

Barbara S. Kowalczyk***            Director


M. Leanne Lachman                  Director
 Managing Director
 Schroder Real Estate Associates
 437 Madison Avenue - 18th Floor
 New York, NY  10022



Louis G. Marcoccia                 Director
 Senior Vice President
 Syracuse University
 Skytop Office Building
 Skytop Road
 Syracuse, NY 13244-5300



John   M. Pietruski                Director
 27 Paddock Lane
 Colts Neck, NJ  07722



Lawrence T. Rowland****            Director

Gabriel L. Shaheen**               Director

Robert O. Sheppard*                Assistant Vice President and
                                   Associate Counsel


Richard C. Vaughan***              Director




* Principal business address of each person is 120 Madison Street, Suite 1700, Syracuse, New York 13202.

** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802-2706.

*** Principal business address of each person is 200 E. Berry Street, Fort Wayne, Indiana 46802-2706.


**** Principal business address of each person is 1700 Magnavox Way, One
     Reinsurance Place, Fort Wayne, Indiana 46804-1538.



Item 26. Persons Controlled by or Under Common Control with Lincoln Life & Annuity Company of New York (LLANY) or the Lincoln Life & Annuity
Variable Annuity Account L.



Lincoln Life & Annuity Variable Annuity Account L is a separate account of LLANY and may be deemed to be controlled by LLANY although LLANY will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.


See Exhibit 15(a): The Organizational Chart of Lincoln National Life Insurance Holding Company System is hereby incorporated herein by this reference.

Item 27.  Number of Contractholders



As of March 31, 1999, Registrant had 213 Contractholders.


Item 28.  Indemnification

Under the Participation Agreements entered into between LLANY and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, Acacia Capital Corporation and T. Rowe Price (the "Funds"), LLANY and its directors, officers, employees, agents and control persons have been indemnified by the Funds against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify LLANY against any liability, loss, damages, costs or expenses which LLANY may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter


(a) Lincoln Financial Advisors Corporation also acts as the principal underwriter for Lincoln National Variable Annuity Account L, the VA-I Separate Account of UNUM Life Insurance Company of America, and the VA-I Separate Account of First UNUM Life Insurance Company.


(b)(1) The following table sets forth certain information regarding the officers and directors of Lincoln Financial Advisors Corporation:

                         POSITIONS AND OFFICES
                         WITH LINCOLN FINANCIAL
NAME AND ADDRESS         ADVISORS CORPORATION
----------------         ---------------------

J. Michael Hemp*****     President and Director

Priscilla S. Brown*      Vice President

John M. Behrendt*        Vice President and Director

Richard C. Boyles***     Chief Financial Officer and
                         Administrative Officer

Carolyn P. Brody*        Vice President and Director


Gary D. Giller****       Director


Janet C. Chrzan**        Vice President and Treasurer


Cynthia A. Rose**        Secretary


Todd R. Stephenson***    Senior Vice President


Michael McMath*****      Senior Vice President


* Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802

** Principal business address of each person is 200 East Berry Street, Fort Wayne, Indiana 46802-2706

*** Principal business address of each person is 3811 Illinois Road, Suite 205, Fort Wayne, Indiana 46804-1202


****  7650 Rivers Edge Dr., Suite 250, Columbus, Ohio  43235.


***** Principal business address of each person is 350 Church Street, Hartford, Ct 06103

(c)

Name of            Net Underwriting
Principal          Discounts and     Compensation   Brokerage
Underwriter        Commissions       on Redemption  Commissions   Compensation
-----------------  ----------------  -------------  -----------   -------------
Lincoln Financial         $0               N/A           N/A           N/A
Advisors Corporation


Item 30.  Location of Accounts and Records


Exhibit 15(b) is hereby expressly incorporated herein by this reference.

Item 31.  Management Services

None


Item 32.  Undertakings and Representations


The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.


(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                   SIGNATURES


     (a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Syracuse, and State of New York on this 29th day of April, 1999.


                         Lincoln Life & Annuity Variable Annuity Account L
                              (Group Variable Annuity I) (Registrant)


                         By: Lincoln Life & Annuity Company of New York


                         By: /s/ Philip L. Holstein
                            --------------------------------------------
                             Philip L. Holstein, President


                         Lincoln Life & Annuity Company of New York
                              (Depositor)


                         By: /s/ Philip L. Holstein
                            --------------------------------------------
                             Philip L. Holstein, President



     (b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed for the Depositor by the following persons in the capacities and on the dates indicated.


SIGNATURE                       TITLE                               DATE



/s/ Philip L. Holstein                                          April 29, 1999
----------------------------
Philip L. Holstein              President, Treasurer and
                                Director (Principal
                                Executive Officer)

/s/ Troy D. Panning
----------------------------                                    April 29, 1999
Troy D. Panning                 Second Vice President and
                                Chief Financial Officer
                                (Principal Financial Officer
                                and Principal Accounting
                                Officer)


/s/ Roland C. Baker                                             April 29, 1999
----------------------------
Roland C. Baker                 Director



----------------------------
J. Patrick Barrett              Director


/s/ Thomas D. Bell, Jr.                                         April 29, 1999
----------------------------
Thomas D. Bell, Jr.             Director


/s/ Jon A. Boscia                                               April 29, 1999
----------------------------
Jon A. Boscia                   Director



----------------------------
Harry L. Kavetas                Director


/s/ Barbara   S. Kowalczyk                                      April 29, 1999
----------------------------
Barbara   S. Kowalczyk          Director



----------------------------
M. Leanne Lachman               Director


/s/ Louis G. Marcoccia                                          April 29, 1999
----------------------------
Louis G. Marcoccia              Director



----------------------------
John M. Pietruski               Director



----------------------------
Lawrence T. Rowland             Director



----------------------------
Gabriel L. Shaheen              Director


/s/ Richard C. Vaughan                                          April 29, 1999
----------------------------
Richard C. Vaughan              Director